UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23166

(Investment Company Act File Number)

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2025

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2025

Annual Report

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
(OPP)

RN

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Table of Contents

Shareholder Letter	2
Performance Overview	4
Schedule of Investments	9
Statement of Assets and Liabilities	38
Statement of Operations	40
Statements of Changes in Net Assets	41
Statement of Cash Flows	42
Financial Highlights	44
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	64
Dividend Reinvestment Plan	65
Summary of Updated Information Regarding the Fund	67
Directors and Officers	101
Additional Information	105

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Shareholder Letter	June 30, 2025 (Unaudited)

Dear Fellow Shareholders,

We began last year’s letter discussing the Federal Reserve’s (the “Fed”) unprecedented rate tightening and its impact on the yield curve. One year later, we believe the story is still about the yield curve. Although the yield curve is positively sloped, as measured by the difference between 2- year and 10-year Treasuries, short-term rates remain elevated. However, with inflation trending modestly lower and the Fed pausing rate hikes since mid-2024, markets have started to price in an eventual pivot. Futures imply at least one rate cut – and potentially as many as three – by year-end 2025, though long-end yields remain elevated. Why does this matter?

As we’ve emphasized before, closed-end funds (“CEFs”) are highly sensitive to current interest rate levels and expectations. A flat or inverted curve puts pressure on funds using floating-rate leverage, where borrowing costs potentially exceed income from longer-term investments. As the yield curve has flattened/re-steepened, our view is that sentiment around CEFs has improved. We believe that market volatility, discount dynamics, and an elevated interest rate environment continue to drive investor behavior—and present opportunity.

The Fund’s fixed-rate, perpetual preferred securities issued in 2020 and 2021 at 4.375% and 4.75% respectively remain a meaningful differentiator amid a rising-rate environment (and in our view, a valuable “asset”). With the fixed cost of leverage, the Fund has avoided the full brunt of rising short-term rates that have challenged many peers.

For CEFs and income-focused multi-strategy portfolios like the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”), our view is that the uncertain interest rate environment has presented both challenges and opportunities. The Fund’s diversified structure and tactical flexibility allowed it to deliver strong results despite persistent market volatility. For the fiscal year ended June 30, 2025, the Fund generated a total return of 7.98% on a net asset value (“NAV”) basis and 12.99% on a market price basis, benefiting from both asset performance and discount narrowing. The Fund’s discount to NAV finished the year at approximately -4.4%.

The Fund’s performance was led by its largest allocation—the Opportunistic Income Strategy, managed by DoubleLine Capital, LP, the Fund's sub-adviser. This sleeve, which comprised approximately 73% of the Fund, saw strong returns from agency and non-agency mortgage-backed securities. Throughout the year, the team took advantage of episodic spread widening, particularly in April, to add selectively to non-agency residential mortgage-backed securities positions offering compelling risk/reward profiles. By quarter-end, securitized credit was the core of the sleeve, which continued to outperform the broader fixed income market.

The RiverNorth-managed portion of the Fund (approximately 25%) has two primary allocations:

●	A ~20% allocation to small business whole loans originated by Square Capital, which continued to generate high income and benefit from shorter duration.
●	A meaningful allocation to investment company debt, investment-grade business development company-issued bonds with attractive spreads and relatively short duration.

CEF exposure within the Fund remained relatively low during the year. While RiverNorth selectively added to CEFs during brief periods of discount volatility, the overall fixed-income CEF opportunity set remained tight, and exposure was actively managed down as valuations became less attractive.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Shareholder Letter	June 30, 2025 (Unaudited)

The Fund maintained its level distribution policy (“LDP”) during the year, with distributions currently set at 12.5% of the Fund’s December 31, 2024 NAV. We believe a sustainable LDP can provide liquidity to shareholders at NAV and can play a significant role in keeping discounts relatively narrow.

Looking forward, our view is that the Fund is positioned to remain flexible in navigating evolving macroeconomic conditions. The Fund’s multi-manager structure, blending opportunistic structured credit with alternative and tactical income strategies, is designed to adapt to shifting risk/reward dynamics and deliver competitive income through cycles.

We are pleased to provide you with the 2025 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your continued investment and trust.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

DEFINITIONS

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government. Treasury securities are divided into three primary categories according to the length of maturity. These are Treasury Bills, Treasury Bonds, and Treasury Notes.

The U.S. Treasury yield curve is a line chart that allows for the comparison of the yields of short-term Treasury bills and the yields of long-term Treasury notes and bonds.

Leverage, the use of borrowed money to invest, is a strategy that can be employed by closed end funds in an effort to potentially increase income and enhance returns.

Mortgage-backed securities (“MBS”) are asset-backed securities that are secured by a mortgage or collection of mortgages.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

Square Capital (small business loans) is an invitation-only advance on the sales that retailers make through Square’s point of sales system. It’s essentially a merchant cash advance, meaning that you pay a fixed fee rather than interest and repay the funds with a percentage of your daily sales.

Annual Report | June 30, 2025	3

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth/DoubleLine Strategic Opportunity Fund (the “Fund”) seeks to achieve its investment objective by allocating its Managed Assets among the three principal investment strategies described below.

RiverNorth Capital Management, LLC (“RiverNorth”), investment adviser to the Fund, allocates the Fund's assets among three principal strategies: Tactical Closed-End Fund Income Strategy, Alternative Credit Strategy, and Opportunistic Income Strategy. RiverNorth manages the Tactical Closed-End Fund Income Strategy and the Alternative Credit Strategy, DoubleLine Capital, LP, the Fund's sub-adviser, manages the Opportunistic Income Strategy. RiverNorth determines which portion of the Fund’s assets is allocated to each strategy based on market conditions.

The Tactical CEF Income Strategy typically invests in closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), business development companies (“BDCs”) and exchange-traded funds. The Alternative Credit Strategy invests primarily in a portfolio of small and mid-sized business loans and related instruments originated from alternative credit platforms. The Opportunistic Income Strategy primarily invests in agency and non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities seeking to derive value from inefficiencies within the subsectors of the fixed income market while maintaining active risk constraints.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2025

	Annualized
TOTAL RETURN(1)	1 Year	3 Years	5 Years	Since Inception(2)
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – NAV(3)	7.98%	5.86%	3.25%	3.04%
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – Market(4)	12.99%	6.78%	4.66%	3.04%
Bloomberg U.S. Aggregate Bond Index(5)	6.08%	2.55%	-0.73%	1.26%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on September 28, 2016.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.
(5)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2024 is 2.17% (excluding interest on facility loan payable). Including interest on facility loan payable, the expense ratio is 2.78%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2025?

RiverNorth Tactical Closed-End Fund Income and Alternative Credit Sleeves

The sleeves’ exposure to small business whole loans and investment company debt were the largest contributors to returns for the fiscal year ended June 30, 2025 (the "Fiscal Year"). Exposure to CEFs (net asset values and discounts) contributed small but positive gains for the Fiscal Year. Exposure to SPACs and BDCs detracted from returns relative to the Fund’s primary benchmark.

DoubleLine Opportunistic Income Sleeve

During the Fiscal Year, the Opportunistic Income portfolio significantly outperformed the Bloomberg U.S. Aggregate Index’s return of 6.08%.

During the Fiscal Year, the Federal Reserve (“Fed”) cut the federal funds rate by 100 basis points across three meetings in the second half of 2024 but paused its rate cutting cycle in January 2025, citing sticky inflation and a resilient labor market. During its June meeting, the Fed voted to hold policy rates steady for the fourth consecutive time, leaving the Fed Funds Target Rate unchanged at a range of 4.25% to 4.50%. However, the Fed signaled that the risks of achieving its employment and inflation goals remain elevated.

President Trump returned to the White House in January 2025, while also announcing a series of policy changes and tariffs. Generally, many investors grappled with tariff policy uncertainty and fears of a global economic slowdown when the Trump administration unveiled a sweeping list of tariffs on April 2nd, 2025, followed by a 90-day pause for most countries on April 9, 2025. Some progress in trade negotiations helped alleviate concerns over an all-out trade war, resulting in a relief rally for risk assets through the end of the second quarter of 2025.

In the Middle East, geopolitical tensions rose as Israel launched airstrikes against Iran in June 2025, targeting nuclear sites. The U.S. intervened by striking Iranian nuclear facilities and President Trump declared a ceasefire between Iran and Israel on June 24, 2025 between Iran and Israel.

The portfolio's relative outperformance was driven by its allocation to securitized credit. Non-agency mortgage-backed securities (“MBS”) was the best performing sector within the portfolio. Strong investor demand due to a positive outlook on housing fundamentals combined with limited supply drove credit spreads tighter over the period. Furthermore, the front end of the US yield curve rallied materially over the year, resulting in duration-related price gains. Despite generating a positive return, bank loans underperformed the benchmark during this period. These assets lagged the performance of other sectors amid a continued rise in concerns regarding economic growth and inflation.

Annual Report | June 30, 2025	5

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

HOW WAS THE RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND POSITIONED AT THE END OF THE FISCAL YEAR?

The Fund's Managed Assets were allocated as follows: 7% RiverNorth Tactical Closed-End Fund Income, 19% RiverNorth Alternative Credit and 73% DoubleLine Opportunistic Income. The biggest asset class allocations were to non-agency MBS and agency MBS.

The total leverage of the portfolio at the end of the Fiscal Year was 36.9%.

DEFINITIONS:

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that is formed strictly to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Investment company debt (“ICD”) are non-equity securities. Notes typically obligate issuers to repay creditors the principal loan, in addition to any interest payments, at a predetermined date.

Mortgage-backed securities (“MBS”) are asset-backed securities that are secured by a mortgage or collection of mortgages.

Residential mortgage-backed securities (“RMBS”) are fixed-income investment products that are backed by mortgages on residential properties rather than commercial real estate.

Commercial mortgage-backed securities (“CMBS”) are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Agency MBS are issued by government-sponsored enterprises like the Federal National Mortgage Association or the Federal Home Loan Mortgage Association.

Non-agency MBS are issued by private financial institutions.

Basis points (“BPS”) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

U.S. Treasury yield curve is a line chart that allows for the comparison of the yields of short-term Treasury bills and the yields of long-term Treasury notes and bonds.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Duration is non-linear and accelerates as time to maturity lessens.

Bank-loan portfolios primarily invest in floating-rate bank loans instead of bonds.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: OPP) of $20.00 on September 28, 2016 (commencement of operations) and tracking its progress through June 30, 2025.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | June 30, 2025	7

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2025 (Unaudited)

TOP TEN HOLDINGS* as of June 30, 2025

% of Net Assets
Government National Mortgage Association, 3.50%, 05/20/2051	2.81%
Government National Mortgage Association, 3.00%, 12/20/2051	2.81%
Government National Mortgage Association, 3.50%, 04/20/2054	2.52%
U.S. Treasury Bond, 1.75%, 08/15/2041	2.26%
Freddie Mac REMICS, 2.50%, 02/25/2052	2.13%
Fannie Mae REMICS, 2.50%, 10/25/2051	2.02%
Fannie Mae REMICS, 2.50%, 05/25/2052	1.71%
Connecticut Avenue Securities Trust 2024-R03, 30 Day US SOFR + 2.80%, 03/25/2044	1.70%
Oaktree Specialty Lending Corp., 7.10%, 02/15/2029	1.60%
COLT 2021-4 Mortgage Loan Trust, 4.14%, 10/25/2066	1.60%
21.16%

*	Holdings are subject to change and exclude short-term investments.

ASSET ALLOCATION as of June 30, 2025^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

` Shares/Description		Value
CLOSED-END FUNDS (0.28%)
United States - 0.28%
47,173	BlackRock Core Bond Trust	$458,522
8,100	PGIM Short Duration High Yield Opportunities Fund	136,404

TOTAL CLOSED-END FUNDS
(Cost $574,855)		594,926

CLOSED-END FUNDS - PREFERRED SHARES (0.44%)
United States - 0.44%
36,866	XAI Octagon Floating Rate Alternative Income Trust, Series 2026, 6.50%, 03/31/2026	$930,498

TOTAL CLOSED-END FUNDS - PREFERRED SHARES
(Cost $906,825)		930,498

BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (1.22%)
United States - 1.22%
5,913	CION Investment Corp., 7.50%, 12/30/2029	$145,342
100,000	Crescent Capital BDC, Inc., 5.00%, 05/25/2026	2,456,000

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $2,655,182)		2,601,342

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (4.73%)
Canada - 0.26%
$165,000	Bausch and Lomb Corp(a)	3M SOFR + 4.50%	12/18/30	$165,516
200,000	COLOSSUS ACQUIRECO LLC(a)	3M SOFR + 1.75%	06/12/32	198,924
159,098	Garda World Security Corp., First Lien (a)	3M SOFR + 4.50%	02/01/29	159,722
24,587	Kronos Acquisition Holdings, Inc., First Lien (a)	3M SOFR + 4.00%	07/08/31	22,104

Cayman Islands - 0.04%
75,000	AAdvantage Loyalty IP, Ltd., First Lien (a)	3M SOFR + 3.25%	05/28/32	75,581

Great Britain - 0.01%
15,000	Inmarsat PLC, First Lien - B Term Loan	3M SOFR + 5.25%	11/21/31	15,094

See Notes to Financial Statements.

Annual Report | June 30, 2025	9

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
Luxembourg - 0.02%
$67,288	Travelport Finance Luxembourg SARL 1L, 2021, First Lien - Initial (Priority) Term Loan(a)	3M SOFR + 7.26%	09/29/28	$52,295

United Kingdom - 0.05%
100,000	Ardonagh Midco 3 Limited(a)	3M CME TERM + 2.75%	02/15/31	99,500

United States - 4.35%
189,525	Acrisure LLC, First Lien (a)	1M SOFR + 3.00%	11/06/30	189,303
189,188	ADMI Corp., First Lien (a)	1M SOFR + 3.75%	12/23/27	180,911
190,000	AI Aqua Merger Sub, Inc., First Lien (a)	1M SOFR + 3.00%	07/31/28	189,945
75,000	Alera Group Inc(a)	3M CME TERM + 3.25%	05/21/32	75,309
119,400	Alliant Holdings Intermediate LLC, First Lien (a)	1M SOFR + 2.75%	09/19/31	119,562
117,522	Allied Universal Holdco LLC, First Lien - Initial U.S. Dollar Term Loan(a)	1M SOFR + 3.75%	04/07/28	118,215
50,000	Arches Buyer, Inc., First Lien (a)	1M SOFR + 3.25%	12/06/27	49,447
119,692	Ascend Learning LLC, First Lien (a)	3M SOFR + 3.50%	12/11/28	119,809
4,975	Aspire Bakeries 12/23 TL	3M SOFR + 4.25%	12/30/30	5,001
529,837	Astra Acquisition Corp., Second Lien - Initial Term Loan	3M SOFR + 8.88%	10/22/29	3,534
189,188	Aveanna Healthcare LLC, First Lien (a)	3M SOFR + 3.75%	07/17/28	185,582
45,000	Beach Acquisition Bidco LLC(a)	3M SOFR + 3.25%	06/28/32	45,281
60,000	Boxer Parent Co., Inc., Second Lien (a)	3M SOFR + 5.75%	07/30/32	58,538
119,398	BroadStreet Partners, Inc., First Lien (a)	1M SOFR + 3.00%	06/13/31	119,677
189,524	Brown Group Holding LLC, First Lien (a)	1M SOFR + 2.50%	07/01/31	189,933
70,000	Camelot US Acquisition LLC(a)	1M SOFR + 3.25%	01/31/31	70,131

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$101,332	Central Parent LLC, First Lien (a)	3M SOFR + 3.25%	07/06/29	$84,870
119,383	Chariot Buyer LLC, First Lien (a)	1M SOFR + 3.25%	11/03/28	119,722
15,000	CLEARWATER ANALYTICS LLC(a)	6M SOFR + 2.25%	02/07/32	15,019
100,000	ClubCorp Holdings, Inc., First Lien (a)	3M SOFR + 5.00%	09/18/26	100,250
120,000	CommScope, Inc.(a)	1M SOFR + 5.25%	12/17/29	121,637
530,000	Constant Contact, Inc., Second Lien - Initial Term Loan(a)	3M SOFR + 7.50%	02/12/29	455,138
54,725	Crown Finance US, Inc., First Lien (a)	1M SOFR + 5.25%	12/02/31	54,780
185,000	Cube Industrials 10/24	3M SOFR + 3.25%	10/09/31	186,214
57,261	Cyborg Oldco DC Holdings, Inc., First Lien - Initial Term Loan(a)	PRIME + 2.00%	05/01/24	–
34,821	Dexko Global, Inc., First Lien (a)	1M SOFR + 3.75%	10/04/28	33,406
119,381	DG Investment Intermediate Holdings 2, Inc., First Lien (a)	1M SOFR + 3.50%	03/31/28	119,750
91,239	Directv Financing LLC, First Lien (a)	3M SOFR + 5.25%	08/02/29	90,700
60,000	Edelman Financial Engines Center LLC, Second Lien (a)	1M SOFR + 5.25%	10/06/28	60,323
59,850	Edelman Financial Engines Center LLC, First Lien (a)	1M SOFR + 3.00%	04/07/28	59,983
52,530	EG America LLC, First Lien (a)	3M SOFR + 4.25%	02/07/28	52,834
189,048	Emrld Borrower LP, First Lien (a)	1M SOFR + 2.50%	08/04/31	188,980
114,205	Fertitta Entertainment, LLC, First Lien	1M SOFR + 3.50%	01/13/29	114,209
30,000	Flutter Entertainment Public Limited(a)	3M CME TERM + 2.00%	05/22/32	30,038
159,338	Focus Financial Partners LLC, First Lien (a)	1M SOFR + 2.75%	09/15/31	159,179
90,926	Freeport LNG Investments LLLP, First Lien (a)	3M SOFR + 3.25%	12/21/28	91,134
194,168	Gainwell Acquisition Corp., First Lien - B Term Loan	3M SOFR + 4.00%	10/01/27	187,518
85,417	GC Ferry Acquisition I Inc(a)	3M SOFR + 0.00%	06/06/32	84,029

See Notes to Financial Statements.

Annual Report | June 30, 2025	11

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$14,583	GC FERRY ACQUISITION I INC(a)	3M SOFR + 0.00%	06/06/32	$14,337
59,701	Golden State Foods 10/24	1M SOFR + 4.25%	10/07/31	60,063
70,000	Grant Thornton Advisors LLC, First Lien (a)	1M SOFR + 3.00%	05/30/31	70,201
59,391	Great Outdoors Group LLC, First Lien (a)	1M SOFR + 3.25%	01/16/32	59,401
15,000	Herc Holdings Inc(a)	3M SOFR + 2.00%	05/17/32	15,075
189,225	Hexion Holdings Corp., First Lien (a)	1M SOFR + 4.00%	03/15/29	189,046
120,000	Hightower Holding LLC, First Lien (a)	3M SOFR + 3.00%	02/03/32	119,900
189,221	INEOS US Petrochem LLC, First Lien (a)	1M SOFR + 4.25%	04/02/29	176,685
119,098	Kenan Advantage Group, Inc., First Lien (a)	1M SOFR + 3.25%	01/25/29	117,609
124,373	LBM Acquisition LLC, First Lien (a)	1M SOFR + 3.75%	06/06/31	116,600
84,649	LC Ahab US Bidco LLC, First Lien (a)	3M SOFR + 3.00%	05/01/31	84,702
120,000	LifePoint Health, Inc., First Lien (a)	3M SOFR + 3.75%	05/19/31	118,912
48,873	LSF9 ATLANTIS HLDGS LLC(a)	3M SOFR + 4.25%	03/31/29	48,950
95,000	Madison IAQ LLC, First Lien (a)	1M CME TERM SOFR + 7.57%	03/28/32	95,376
20,000	Mavis Tire Express Services Topco Corp., First Lien (a)	3M SOFR + 3.00%	05/04/28	20,015
189,525	McAfee Corp., First Lien (a)	1M SOFR + 3.00%	03/01/29	184,451
55,000	MH Sub I LLC, First Lien (a)	1M SOFR + 4.25%	12/31/31	47,936
25,000	Michaels Cos., Inc., First Lien (a)	3M SOFR + 4.25%	04/17/28	21,016
111,597	Mister Car Wash Holdings, Inc., First Lien (a)	1M SOFR + 2.50%	03/27/31	111,945
20,000	Mitchell International, Inc., Second Lien (a)	1M SOFR + 5.25%	06/17/32	19,755
94,612	Mitchell International, Inc., First Lien (a)	3M SOFR + 3.25%	06/17/31	94,644

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$74,811	MITER Brands Acquisition Holdco, Inc., First Lien (a)	1M SOFR + 3.00%	03/28/31	$75,066
105,138	NEP Group, Inc., First Lien (a)	3M SOFR + 4.75%	08/19/26	97,153
119,399	OneDigital Borrower LLC, First Lien (a)	1M SOFR + 3.00%	07/02/31	119,361
165,000	OPAL US LLC(a)	1M SOFR + 3.00%	03/01/32	165,877
189,509	Polaris Newco LLC, First Lien - Dollar Term Loan	3M SOFR + 3.75%	06/04/28	184,942
20,778	QXO Building Products, Inc., First Lien (a)	3M SOFR + 3.00%	04/30/32	20,946
115,000	Radiology Partners Inc(a)	3M SOFR + 4.50%	06/26/32	114,209
194,179	Restaurant Technologies, Inc. TLB 1L	3M SOFR + 4.25%	03/17/29	192,885
15,000	Sabre GLBL, Inc., First Lien (a)	1M SOFR + 6.00%	11/15/29	15,000
55,000	Sabre GLBL, Inc., First Lien (a)	1M SOFR + 5.00%	06/30/28	54,739
50,259	SAVOR ACQUISITION INC(a)	1M SOFR + 3.25%	02/04/32	50,624
4,741	SAVOR ACQUISITION INC(a)	3M SOFR + 3.75%	02/04/32	4,776
180,000	Signia Aerospace 11/24 TL	3M SOFR + 3.00%	11/21/31	181,125
189,525	Solenis Holdings, Ltd., First Lien (a)	3M SOFR + 3.00%	06/20/31	187,673
34,738	Staples, Inc., First Lien (a)	3M SOFR + 5.75%	09/04/29	32,145
189,211	STUBHUB HLDGS INC, TL	3M SOFR + 4.75%	03/12/30	184,165
94,266	Team Health Holdings, Inc., First Lien (a)	3M SOFR + 5.25%	03/02/27	93,942
65,000	TECTA AMERICA CORP(a)	1M SOFR + 3.00%	02/12/32	65,224
170,533	Tiger Acquisition LLC, First Lien (a)	3M SOFR + 3.00%	06/01/28	171,126
90,000	Trucordia Insurance Holdings LLC, First Lien (a)	1M SOFR + 3.25%	06/17/32	90,281
59,693	Univision Communications, Inc., First Lien (a)	3M SOFR + 4.25%	06/24/29	59,594

See Notes to Financial Statements.

Annual Report | June 30, 2025	13

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS (continued)
$99,605	Vantage Specialty Chemicals, Inc., First Lien (a)	3M SOFR + 4.75%	10/26/26	$96,688
39,950	Veritiv Operating Co., First Lien (a)	3M SOFR + 4.00%	11/30/30	40,140
75,000	Vestis Corp., First Lien (a)	3M SOFR + 2.25%	02/24/31	72,188
210,000	VOYAGER PARENT LLC(a)	3M SOFR + 0.00%	05/08/32	208,132
116,087	Wand NewCo 3, Inc., First Lien (a)	1M SOFR + 2.50%	01/30/31	115,703
94,437	WaterBridge Midstream Operating LLC, First Lien (a)	3M SOFR + 4.75%	06/27/29	94,184
119,400	WaterBridge NDB Operating LLC, First Lien (a)	3M SOFR + 4.00%	05/10/29	119,549
189,050	Whatabrands LLC, First Lien (a)	1M SOFR + 2.50%	08/03/28	189,345
188,588	White Cap Supply Holdings LLC, First Lien (a)	1M SOFR + 3.25%	10/19/29	187,845
25,000	WHITEWATER MATTERHORN HOLDING LLC(a)	3M SOFR + 2.25%	05/12/32	25,021
45,000	Zayo Group Holdings, Inc., First Lien (a)	1M SOFR + 4.25%	03/09/27	43,336

TOTAL BANK LOANS
(Cost $10,749,557)				10,058,230

SMALL BUSINESS LOANS (28.55%)(b)(c)(d)(e)
United States (28.55%)
$77,678,866	Square	2.98% - 6.48%	01/28/24-12/25/26	$60,747,069

TOTAL SMALL BUSINESS LOANS
(Cost $74,584,029)				60,747,069

BUSINESS DEVELOPMENT COMPANY NOTES (7.09%)
United States - 7.09%
Financial (7.09%)
$864,000	Bain Capital Specialty Finance, Inc.	2.55%	10/13/26	$838,485
1,500,000	Blue Owl Capital Corp.	3.13%	04/13/27	1,449,023
3,000,000	Blue Owl Capital Corp.	3.75%	07/22/25	2,997,705
1,200,000	Blue Owl Credit Income Corp.	4.70%	02/08/27	1,192,947
2,000,000	Blue Owl Credit Income Corp.	7.75%	09/16/27	2,098,448
1,000,000	Golub Capital BDC, Inc.	2.05%	02/15/27	954,061
3,300,000	Oaktree Specialty Lending Corp.	7.10%	02/15/29	3,399,750

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
Financial (continued)
$2,200,000	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/26	$2,157,329
				15,087,748

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $14,688,091)				15,087,748

Shares/Description		Value
COMMON STOCKS (0.00%)
Brazil - 0.00%
7,796	OI S.A.	$1,170
261	Unigel HoldCo Depositary Receipt (144A)(f)	–
711	Unigel HoldCo Depositary Receipt (RegS)(f)	–

United States - 0.00%
38,618	Pershing Square Tontine Holdings(e)(f)	–
3,705	Riverbed Tech Class B-1 Partnership Units(f)	465

TOTAL COMMON STOCKS
(Cost $43,722)		1,635

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (10.18%)
Cayman Islands - 9.01%
$500,000	Apidos CLO XXIV(a)(g)	3M CME TERM SOFR + 6.06%	10/20/30	$501,144
500,000	Barings CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.08%	10/15/30	495,941
1,000,000	Benefit Street Partners CLO IX, Ltd.(a)(g)	3M CME TERM SOFR + 3.10%	10/20/37	997,960
1,000,000	Benefit Street Partners Clo XXXVII, Ltd.(a)(g)	3M CME TERM SOFR + 2.85%	01/25/38	993,688
500,000	Canyon Capital CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.01%	07/15/31	496,056

See Notes to Financial Statements.

Annual Report | June 30, 2025	15

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
$500,000	Canyon CLO 2020-1, Ltd.(a)(g)	3M CME TERM SOFR + 3.10%	07/15/34	$500,962
500,000	Carlyle Global Market Strategies CLO, Ltd.(a)(g)	3M CME TERM SOFR + 5.76%	10/15/30	500,392
500,000	Carlyle Global Market Strategies CLO, Ltd.(a)(g)	3M CME TERM SOFR + 5.61%	05/15/31	498,543
1,000,000	Carlyle US CLO 2020-2, Ltd.(a)(g)	3M CME TERM SOFR + 6.96%	01/25/35	1,005,378
500,000	Carlyle US CLO 2023-3, Ltd.(a)(g)	3M CME TERM SOFR + 5.50%	10/15/36	503,583
500,000	Chenango Park CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.06%	04/15/30	496,009
500,000	Fillmore Park CLO, Ltd.(a)(g)	3M CME TERM SOFR + 5.66%	07/15/30	500,620
500,000	Lakeside Park CLO, Ltd.(a)(g)	3M CME TERM SOFR + 4.60%	04/15/38	489,949
500,000	Milos CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.41%	10/20/30	499,278
500,000	Myers Park CLO, Ltd.(a)(g)	3M CME TERM SOFR + 5.76%	10/20/30	500,915
500,000	Neuberger Berman Loan Advisers Clo 44, Ltd.(a)(g)	3M CME TERM SOFR + 5.15%	10/16/35	499,473

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
$500,000	Neuberger Berman Loan Advisers Clo 44, Ltd.(a)(g)	3M CME TERM SOFR + 2.65%	10/16/35	$499,979
500,000	Ocean Trails CLO V(a)(g)	3M CME TERM SOFR + 3.71%	10/13/31	502,878
1,000,000	Sound Point CLO XVIII, Ltd.(a)(g)	3M CME TERM SOFR + 2.76%	01/21/31	976,566
500,000	Sound Point CLO XXVI, Ltd.(a)(g)	3M CME TERM SOFR + 7.12%	07/20/34	478,404
900,000	Sound Point CLO XXX, Ltd.(a)(g)	3M CME TERM SOFR + 3.61%	07/25/34	874,058
500,000	Sound Point CLO XXXII, Ltd.(a)(g)	3M CME TERM SOFR + 6.96%	10/25/34	443,107
500,000	Thayer Park CLO, Ltd.(a)(g)	3M SOFR + 6.51%	04/20/34	498,913
500,000	THL Credit Wind River 2017-3 CLO, Ltd.(a)(g)	3M CME TERM SOFR + 7.32%	04/15/35	484,672
500,000	THL Credit Wind River CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.01%	07/15/30	479,999
500,000	Vibrant Clo III, Ltd.(a)(g)	3M CME TERM SOFR + 3.76%	10/20/31	504,457
500,000	Vibrant CLO IV-R, Ltd.(a)(g)	3M CME TERM SOFR + 3.75%	10/20/37	503,096

See Notes to Financial Statements.

Annual Report | June 30, 2025	17

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
$500,000	Voya CLO 2014-4, Ltd.(a)(g)	3M CME TERM SOFR + 3.61%	07/14/31	$498,906
500,000	Voya CLO 2020-1, Ltd.(a)(g)	3M CME TERM SOFR + 6.61%	07/16/34	502,169
500,000	Voya CLO, Ltd.(a)(g)	3M CME TERM SOFR + 6.21%	07/14/31	493,168
500,000	Voya CLO, Ltd.(a)(g)	3M CME TERM SOFR + 5.51%	07/15/31	479,737
1,000,000	Wellfleet CLO 2021-1, Ltd.(a)(g)	3M CME TERM SOFR + 6.87%	04/20/34	970,738
500,000	Wind River 2021-1 CLO, Ltd.(a)(g)	3M CME TERM SOFR + 3.95%	07/20/37	503,108

Jersey - 0.93%
500,000	Bain Capital Credit Clo 2019-4, Ltd.(a)(g)	3M CME TERM SOFR + 2.90%	04/23/35	492,705
500,000	Bain Capital Credit CLO 2022-3, Ltd.(a)(g)	3M CME TERM SOFR + 7.35%	07/17/35	502,490
1,000,000	Voya CLO 2022-3, Ltd.(a)(g)	3M CME TERM SOFR + 4.50%	10/20/36	1,003,190

United States - 0.24%
500,000	Clover CLO 2021-3 LLC(a)(g)	6.85%	01/25/35	501,505

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $21,687,033)				21,673,736

See Notes to Financial Statements.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description		Value
RIGHTS (0.01%)
United States - 0.01%
62,828	Globalink Investment, Inc., Strike Price $11.50, Expires 04/15/2025(f)	$11,309
63,000	Mountain Crest Acquisition Corp. V, Strike Price $0.01, Expires 12/31/2049(f)	4,114

TOTAL RIGHTS
(Cost $14,923)		15,423

WARRANTS (0.02%)
Cayman Islands - 0.00%
40,085	Nvni Group, Ltd., Strike Price $11.50, Expires 11/01/2028(f)	$2,064
54,941	TNL Mediagene, Strike Price $11.50, Expires 12/05/2029(f)	451

China - 0.00%
30,063	Scage Future, Strike Price $11.50, Expires 06/27/2030(f)	2,408

Germany - 0.00%
23,875	Heramba Electric PLC, Strike Price $11.50, Expires 10/10/2028(f)	53

Ireland - 0.00%
63,913	SMX Security Matters PLC, Strike Price $253.00, Expires 03/07/2028(f)	959

Israel - 0.00%
25,890	Holdco Nuvo Group DG, Ltd., Strike Price $11.50, Expires 05/01/2029(f)	18
48,475	Hub Cyber Security, Ltd., Strike Price $11.50, Expires 02/27/2028(f)	1,197

Singapore - 0.01%
51,583	Euda Health Holdings, Ltd., Strike Price $11.50, Expires 09/24/2026(f)	6,706
24,725	Helport AI, Ltd., Strike Price $11.50, Expires 08/05/2029(f)	4,104

United States - 0.01%
27,203	Aeries Technology, Inc., Strike Price $11.50, Expires 10/20/2026(f)	783
14,921	AltEnergy Acquisition Corp., Strike Price $11.50, Expires 11/02/2028(f)	300
104,172	Beneficient, Strike Price $11.50, Expires 06/07/2028(f)	719
29,843	Cactus Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 10/29/2026(f)	597
844	CERo Therapeutics Holdings, Inc., Strike Price $11.50, Expires 02/14/2029(f)	20

See Notes to Financial Statements.

Annual Report | June 30, 2025	19

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
WARRANTS (continued)
19,184	Direct Selling Acquisition Corp., Strike Price $11.50, Expires 09/30/2028(f)			$767
16,078	Everest Consolidator Acquisition Corp., Strike Price $11.50, Expires 07/19/2028(f)			5
62,828	Globalink Investment, Inc., Strike Price $11.50, Expires 12/03/2026(f)			1,571
36,627	Integrated Rail and Resources Acquisition Corp., Strike Price $11.50, Expires 11/12/2026(f)			21,976
13,554	MultiSensor AI Holdings, Inc., Strike Price $11.50, Expires 12/19/2028(f)			438
21,144	New Era Helium, Inc., Strike Price $11.50, Expires 12/06/2029(f)			1,905
9,654	PERSHING SQUARE SPARC HOLDINGS, Strike Price $0.01, Expires 12/31/2049(f)			0
46,043	QT Imaging Holdings, Inc., Strike Price $11.50, Expires 12/31/2028(f)			1,335
14,614	Roadzen, Inc., Strike Price $11.50, Expires 11/30/2028(f)			747
1,188	Roth CH Acquisition Co., Strike Price $11.50, Expires 10/29/2028(f)			24
14,726	Southland Holdings, Inc., Strike Price $11.50, Expires 09/01/2026(f)			2,872
38,741	Syntec Optics Holdings, Inc., Strike Price $11.50, Expires 11/08/2028(f)			2,518
32,389	Volato Group, Inc., Strike Price $11.50, Expires 12/03/2028(f)			826
24,051	VSee Health, Inc., Strike Price $11.50, Expires 11/04/2028(f)			851

TOTAL WARRANTS
(Cost $177,300)				56,214

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (62.01%)
United States - 62.01%
$1,007,844	Alternative Loan Trust	6.50%	09/25/36	$495,291
83,746	Alternative Loan Trust(a)	4.62%	12/25/35	82,713
500,530	Alternative Loan Trust	5.50%	11/25/35	276,053
1,424,247	Alternative Loan Trust	5.50%	12/25/35	982,507
1,689,675	Alternative Loan Trust	5.75%	03/25/37	875,267
1,627,345	Alternative Loan Trust	6.25%	08/25/37	749,687
2,146,222	Alternative Loan Trust	6.00%	07/25/37	1,101,158
1,195,772	Banc of America Funding Trust(a)	3.14%	05/20/36	1,000,146
612,493	Banc of America Mortgage Trust	6.00%	09/25/37	503,521
630,005	Bear Stearns ALT-A Trust(a)	5.04%	01/25/36	583,488
536,246	Bear Stearns ARM Trust(a)	4.54%	07/25/36	464,409

See Notes to Financial Statements.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$2,514,693	Chase Mortgage Finance Trust Series(a)	1M CME TERM SOFR + 0.71%	06/25/37	$784,057
2,237,083	ChaseFlex Trust Series 2007-1	6.50%	02/25/37	755,192
2,014,004	CHL Mortgage Pass-Through Trust	5.75%	07/25/37	947,122
1,083,413	CHL Mortgage Pass-Through Trust(a)	4.07%	03/25/37	922,633
1,084,995	CHL Mortgage Pass-Through Trust(a)	1M CME TERM SOFR + 0.71%	03/25/35	998,743
4,500,000	COLT 2021-4 Mortgage Loan Trust(a)(g)	4.14%	10/25/66	3,396,928
1,000,000	Connecticut Avenue Securities Trust 2021-R01(a)(g)	30D US SOFR + 6.00%	10/25/41	1,044,878
2,000,000	Connecticut Avenue Securities Trust 2022-R02(a)(g)	30D US SOFR + 7.65%	01/25/27	2,153,154
1,000,000	Connecticut Avenue Securities Trust 2022-R03(a)(g)	30D US SOFR + 9.85%	03/25/42	1,120,442
1,500,000	Connecticut Avenue Securities Trust 2023-R06(a)(g)	30D US SOFR + 3.90%	07/25/43	1,584,142
3,500,000	Connecticut Avenue Securities Trust 2024-R03(a)(g)	30D US SOFR + 2.80%	03/25/44	3,622,265
595,930	CSFB Mortgage-Backed Pass-Through Certificates	5.50%	10/25/35	244,810
1,272,174	CSMC Mortgage-Backed Trust	6.00%	02/25/37	692,493
1,424,222	CSMC Mortgage-Backed Trust	6.75%	08/25/36	711,413
1,393,614	Fannie Mae REMICS(h)	2.50%	04/25/51	213,755
5,195,019	Fannie Mae REMICS	2.50%	05/25/52	3,635,477
3,787,616	Fannie Mae REMICS	2.50%	10/25/51	2,221,057
6,835,468	Fannie Mae REMICS	2.50%	10/25/51	4,294,873
4,430,201	Fannie Mae REMICS(h)	3.00%	01/25/51	769,762
7,661,431	Fannie Mae REMICS(h)	2.50%	04/25/51	1,227,145
2,996,395	Fannie Mae REMICS(a)(h)	5.94% - 30D US SOFR	07/25/49	354,773
495,353	Fannie Mae REMICS(a)	30D US SOFR + 7.33%	11/25/42	311,910

See Notes to Financial Statements.

Annual Report | June 30, 2025	21

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$1,091,396	Fannie Mae REMICS(a)(h)	6.34% - 30D US SOFR	03/25/42	$128,193
960,657	Fannie Mae REMICS(a)(h)	6.39% - 30D US SOFR	12/25/41	119,905
1,076,219	Fannie Mae REMICS(a)(h)	5.79% - 30D US SOFR	10/25/41	105,668
7,661,821	Fannie Mae REMICS(h)	2.50%	11/25/50	1,237,563
321,319	Federal Home Loan Mortgage Corp. REMICS(a)	3.94 - 30D US SOFR	01/15/33	290,936
163,245	First Horizon Alternative Mortgage Securities Trust(a)	4.42%	10/25/35	140,452
2,915,433	Freddie Mac REMICS(h)	3.00%	07/25/51	601,415
8,792,179	Freddie Mac REMICS(h)	3.50%	06/25/41	1,115,347
10,304,511	Freddie Mac REMICS(h)	2.50%	10/25/51	1,182,505
7,460,157	Freddie Mac REMICS	2.50%	02/25/52	4,541,042
5,722,020	Freddie Mac REMICS	2.50%	11/25/51	3,322,865
1,965,262	Freddie Mac REMICS(a)(h)	5.79% - 30D US SOFR	12/15/41	182,158
4,221,194	Freddie Mac REMICS(h)	3.00%	09/25/51	704,109
6,982,778	Freddie Mac REMICS(h)	3.00%	08/25/51	1,019,279
4,473,572	Freddie Mac REMICS(h)	3.00%	10/25/50	726,622
2,738,771	Freddie Mac REMICS(a)(h)	5.99% - 30D US SOFR	08/25/50	367,003
10,123,657	Freddie Mac REMICS(h)	2.00%	11/25/50	1,167,119
6,287,915	Freddie Mac REMICS(h)	3.00%	02/25/50	1,120,347
2,000,000	Freddie Mac STACR REMIC Trust 2020-DNA6(a)(g)	30D US SOFR + 5.65%	12/25/50	2,287,726
1,700,000	Freddie Mac STACR REMIC Trust 2021-DNA1(a)(g)	30D US SOFR + 4.75%	01/25/51	1,880,177
2,000,000	Freddie Mac STACR REMIC Trust 2021-DNA2(a)(g)	30D US SOFR + 6.00%	08/25/33	2,437,007
1,250,000	Freddie Mac STACR REMIC Trust 2022-DNA1(a)(g)	30D US SOFR + 7.10%	01/25/42	1,334,119
1,500,000	Freddie Mac STACR REMIC Trust 2024-DNA1(a)(g)	30D US SOFR + 1.95%	02/25/44	1,523,581

See Notes to Financial Statements.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$8,074,381	Government National Mortgage Association(h)	3.00%	09/20/51	$1,062,866
6,171,138	Government National Mortgage Association(h)	3.00%	09/20/51	1,032,817
5,563,298	Government National Mortgage Association(h)	3.50%	11/20/51	1,058,020
6,376,526	Government National Mortgage Association(a)(h)	3.70% - 30D US SOFR	09/20/51	246,904
5,550,701	Government National Mortgage Association(a)(h)	3.20% - 30D US SOFR	12/20/51	89,442
12,734,204	Government National Mortgage Association(a)(h)	2.65% - 30D US SOFR	01/20/52	88,732
10,026,282	Government National Mortgage Association(h)	3.00%	08/20/51	1,558,662
1,249,074	Government National Mortgage Association(h)	3.00%	07/20/50	215,632
6,692,386	Government National Mortgage Association	3.50%	04/20/54	5,367,447
7,189,794	Government National Mortgage Association	3.50%	05/20/51	5,989,690
7,636,411	Government National Mortgage Association	3.00%	12/20/51	5,984,549
7,540,465	Government National Mortgage Association(h)	3.00%	01/20/52	1,016,032
6,393,526	Government National Mortgage Association(h)	3.00%	05/20/51	1,110,201
5,986,145	Government National Mortgage Association(h)	3.50%	02/20/52	906,479
8,098,323	Government National Mortgage Association(h)	2.50%	06/20/51	1,130,927
9,611,393	Government National Mortgage Association(h)	2.50%	10/20/51	1,237,515
5,435,001	Government National Mortgage Association(h)	3.50%	03/20/51	1,005,995
14,464,376	Government National Mortgage Association(h)	2.50%	11/20/51	2,129,189
11,764,798	Government National Mortgage Association(h)	2.50%	08/20/49	1,333,267
3,028,470	Government National Mortgage Association(a)(h)	0.74%	09/20/66	113,448
6,622,271	Government National Mortgage Association(h)	3.00%	07/20/50	1,077,728

See Notes to Financial Statements.

Annual Report | June 30, 2025	23

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$11,149,922	Government National Mortgage Association(a)(h)	2.60% - 30D US SOFR	06/20/51	$115,426
6,868,254	Government National Mortgage Association(a)(h)	0.06%	11/20/69	426,674
6,509,386	Government National Mortgage Association(a)(h)	0.79%	06/20/70	479,120
5,307,517	Government National Mortgage Association(a)(h)	0.36%	11/20/70	410,577
6,475,306	Government National Mortgage Association(a)(h)	0.33%	09/20/70	417,028
7,408,431	Government National Mortgage Association(h)	3.00%	05/20/48	1,010,037
2,948,720	Government National Mortgage Association(a)(h)	6.19% - 1M CME TERM SOFR	09/20/50	422,698
8,116,861	Government National Mortgage Association(h)	2.50%	11/20/50	1,177,554
3,358,688	Government National Mortgage Association	3.50%	02/20/47	3,063,076
4,703,354	Government National Mortgage Association(a)(h)	3.64 - 1M CME TERM SOFR	10/20/50	164,832
2,768,029	Government National Mortgage Association(a)(h)	6.19% - 1M CME TERM SOFR	10/20/50	394,965
5,214,693	Government National Mortgage Association(a)(h)	3.64 - 1M CME TERM SOFR	11/20/50	177,536
8,356,219	Government National Mortgage Association(h)	2.50%	11/20/50	1,224,633
8,068,533	Government National Mortgage Association(h)	2.50%	11/20/50	1,212,688
7,330,355	Government National Mortgage Association(h)	2.50%	12/20/50	1,053,135
2,890,173	Government National Mortgage Association(a)(h)	6.19% - 1M CME TERM SOFR	01/20/51	398,232
5,493,269	Government National Mortgage Association(h)	3.50%	12/20/50	1,075,638

See Notes to Financial Statements.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (continued)
$6,781,197	Government National Mortgage Association(h)	3.00%	10/20/50	$1,094,086
1,700,000	Imperial Fund Mortgage Trust 2021-NQM3(a)(g)	4.14%	11/25/56	1,255,596
613,818	Luminent Mortgage Trust(a)	1M CME TERM SOFR + 0.53%	05/25/36	542,373
1,200,043	Luminent Mortgage Trust(a)	1M CME TERM SOFR + 0.51%	05/25/36	1,002,203
1,594,811	Nomura Asset Acceptance Corp. Alternative Loan Trust(i)	5.69%	08/25/35	702,102
6,988,461	Nomura Asset Acceptance Corp. Alternative Loan Trust(a)	1M CME TERM SOFR + 0.65%	02/25/36	730,454
1,124,494	PR Mortgage Loan Trust(a)(g)	5.85%	09/25/47	1,076,720
1,049,351	RALI Series Trust(a)	6.40%	09/25/37	879,842
1,985,242	Residential Asset Securitization Trust	5.75%	02/25/36	664,991
1,765,308	Residential Asset Securitization Trust	6.00%	05/25/37	901,546
3,927,945	Residential Asset Securitization Trust 2005-A12	5.50%	11/25/35	2,179,179
1,125,695	RFMSI Trust	6.00%	09/25/36	898,952
590,394	RFMSI Trust(a)	6.12%	06/25/35	463,950
1,936,000	Spruce Hill Mortgage Loan Trust 2020-SH1(a)(g)	4.68%	01/28/50	1,734,766
1,266,238	Structured Adjustable Rate Mortgage Loan Trust(a)	4.98%	09/25/37	1,092,216
267,412	Structured Adjustable Rate Mortgage Loan Trust(a)	5.24%	12/25/35	248,686
1,000,000	Verus Securitization Trust 2021-7(a)(g)	4.19%	10/25/66	739,953
726,329	WaMu Mortgage Pass-Through Certificates Trust(a)	4.95%	08/25/36	656,371
774,575	WaMu Mortgage Pass-Through Certificates Trust(a)	4.24%	03/25/37	687,512
808,829	WaMu Mortgage Pass-Through Certificates Trust(a)	4.55%	08/25/46	735,451

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $153,929,019)				131,922,742

See Notes to Financial Statements.

Annual Report | June 30, 2025	25

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
U.S. GOVERNMENT BONDS AND NOTES (2.26%)
United States - 2.26%
$7,250,000	U.S. Treasury Bond	1.75%	08/15/41	$4,815,586

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $4,968,653)				4,815,586

FOREIGN CORPORATE BONDS (0.21%)
Basic Materials (0.06%)
48,718	Unigel Luxembourg SA(g)(j)	11.00 (12)%	12/31/28	$13,641
209,495	Unigel Luxembourg SA(j)	11.00 (12)%	12/31/28	58,659
42,629	Unigel Luxembourg SA(g)(j)	13.50 (15)%	12/31/27	34,316
59,871	Unigel Luxembourg SA(j)	13.50 (15)%	12/31/27	48,196
				154,812
Communications (0.04%)
94,990	OI S.A.(g)(j)	13.50 (6.00)%	06/30/27	61,855
203,004	OI S.A.(g)(j)	8.50 (8.50)%	12/31/28	13,703
				75,558
Energy (0.07%)
400,000	Canacol Energy, Ltd.(k)	5.75%	11/24/28	138,426

Financial (0.04%)
282,819	Alpha Holding SA de CV(g)(l)	9.00%	02/10/25	2,121
250,000	Mexarrend SAPI de CV(g)(l)	10.25%	07/24/24	1,875
200,000	Operadora de Servicios Mega SA de CV Sofom ER(g)(l)	8.25%	02/11/25	75,000
				78,996
Financial (0.00%)
262,805	Unigel Netherlands Holding Corp. BV(j)	15.00 (15)%	12/31/44	8,541

TOTAL FOREIGN CORPORATE BONDS
(Cost $1,563,501)				456,333

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (31.90%)
Bermuda - 0.11%
$128,409	MAPS 2018-1, Ltd.(g)	6.41%	05/15/43	$127,774
116,178	Start II, Ltd.(g)	6.41%	03/15/26	115,588

Cayman Islands - 7.14%
500,000	ACREC 2021-FL1, Ltd.(a)(g)	1M CME TERM SOFR + 2.76%	10/20/36	495,974
500,000	Arbor Realty Commercial Real Estate Notes 2022-FL1, Ltd.(a)(g)	30D US SOFR + 2.30%	01/15/27	496,195
520,000	AREIT 2022-CRE6 Trust(a)(g)	30D US SOFR + 3.40%	01/17/25	518,207
300,000	AREIT 2024-CRE9, Ltd.(a)(g)	1M CME TERM SOFR + 4.29%	02/17/29	298,430
430,000	AREIT 2025-CRE10, Ltd.(a)(g)	1M CME TERM SOFR + 2.79%	01/17/30	410,509
957,330	Blackbird Capital Aircraft Lease Securitization, Ltd.(g)(i)	5.68%	12/16/41	936,406
550,000	BSPRT 2021-FL7 Issuer, Ltd.(a)(g)	1M CME TERM SOFR + 3.51%	12/15/38	527,354
500,000	CIFC Funding 2021-V, Ltd.(a)(g)	7.06%	01/15/38	500,998
500,000	Dryden 37 Senior Loan Fund(a)(g)	3M CME TERM SOFR + 5.41%	01/15/31	481,815
500,000	Dryden 40 Senior Loan Fund(a)(g)	3M CME TERM SOFR + 6.01%	08/15/31	469,352
750,000	Dryden 45 Senior Loan Fund(a)(g)	3M CME TERM SOFR + 6.11%	10/15/30	710,799

See Notes to Financial Statements.

Annual Report | June 30, 2025	27

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$400,000	Greystone CRE Notes 2021-FL3, Ltd.(a)(g)	1M CME TERM SOFR + 2.31%	07/15/39	$395,468
400,000	HGI CRE CLO 2021-FL1, Ltd.(a)(g)	1M CME TERM SOFR + 2.46%	06/19/36	398,878
500,000	KREF 2022-FL3, Ltd.(a)(g)	1M CME TERM SOFR + 2.80%	02/22/39	498,166
500,000	LCM Loan Income Fund I Income Note Issuer, Ltd.(a)(g)	3M CME TERM SOFR + 5.86%	07/16/31	377,712
500,000	LCM XIV LP(a)(g)	3M CME TERM SOFR + 5.76%	07/20/31	379,040
500,000	LCM XVII LP(a)(g)	3M CME TERM SOFR + 6.26%	10/15/31	382,472
375,000	LoanCore 2021-CRE5 Issuer, Ltd.(a)(g)	1M CME TERM SOFR + 2.46%	07/15/36	372,750
500,000	LoanCore 2021-CRE6 Issuer, Ltd.(a)(g)	1M CME TERM SOFR + 2.96%	11/15/38	500,272
500,000	Magnetite XXIX, Ltd.(a)(g)	3M CME TERM SOFR + 6.00%	07/15/37	501,458
440,000	MF1 2021-FL7, Ltd.(a)(g)	1M CME TERM SOFR + 2.16%	10/16/36	433,296
1,000,000	Octagon 57, Ltd.(a)(g)	3M CME TERM SOFR + 6.86%	10/15/34	1,004,817

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$500,000	Octagon Investment Partners 26, Ltd.(a)(g)	3M CME TERM SOFR + 8.35%	07/15/30	$118,265
500,000	Octagon Investment Partners 40, Ltd.(a)(g)	3M CME TERM SOFR + 7.26%	01/20/35	480,050
500,000	Octagon Investment Partners 42, Ltd.(a)(g)	3M CME TERM SOFR + 7.53%	07/15/37	503,069
500,000	Octagon Investment Partners XVI, Ltd.(a)(g)	3M CME TERM SOFR + 6.01%	07/17/30	479,775
243,906	PFP 2024-11, Ltd.(a)(g)	1M CME TERM SOFR + 2.99%	08/17/29	244,422
250,000	STWD 2021-FL2, Ltd.(a)(g)	1M CME TERM SOFR + 2.21%	01/18/26	247,450
550,000	STWD 2022-FL3, Ltd.(a)(g)	30D US SOFR + 1.95%	11/18/38	541,020
500,000	Trimaran CAVU, Ltd.(a)(g)	3M CME TERM SOFR + 4.98%	11/26/32	501,170
520,000	TRTX 2021-FL4 Issuer, Ltd.(a)(g)	1M CME TERM SOFR + 2.51%	03/17/38	517,036
450,000	TRTX 2022-FL5 Issuer, Ltd.(a)(g)	1M CME TERM SOFR + 2.15%	02/15/39	446,769

United States - 24.65%
260,000	1345T 2025-AOA(a)(g)	1M CME TERM SOFR + 3.00%	06/15/30	261,097

See Notes to Financial Statements.

Annual Report | June 30, 2025	29

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$478,581	AASET 2024-1(g)	6.90%	05/16/31	$485,420
474,192	AASET 2024-2, Ltd.(g)	6.61%	09/16/31	492,431
700,000	AMSR 2021-SFR3 Trust(g)	4.90%	10/17/38	679,130
1,550,000	AMSR 2021-SFR3 Trust(g)	5.88%	10/17/38	1,516,370
250,000	ARDN 2025-ARCP Mortgage Trust(a)(g)	1M CME TERM SOFR + 4.50%	06/15/27	250,622
439,000	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10(a)	4.99%	05/15/26	422,979
500,000	BBCMS Mortgage Trust 2018-C2(a)	5.13%	12/15/28	453,772
2,463,000	BBCMS Mortgage Trust 2024-5C27(a)(g)(h)	2.97%	06/15/29	238,412
200,000	BBCMS Mortgage Trust 2024-5C29(g)	4.00%	09/15/29	173,125
250,000	BBCMS Mortgage Trust 2024-5C29(g)	4.00%	09/15/29	211,281
682,000	BBCMS Trust(a)(g)	1M CME TERM SOFR + 3.85%	07/15/37	497,838
498,000	Benchmark 2018-B4 Mortgage Trust(a)(g)	2.91%	07/15/28	405,533
400,000	Benchmark 2018-B6 Mortgage Trust(a)	4.74%	10/10/51	374,281
459,000	Benchmark 2019-B9 Mortgage Trust(a)	4.97%	03/15/52	402,855
546,000	Benchmark 2021-B31 Mortgage Trust(g)	2.25%	11/15/31	312,855
550,000	Benchmark 2024-V10 Mortgage Trust(g)	4.50%	09/15/29	490,277
250,000	Benchmark 2024-V8 Mortgage Trust(g)	4.00%	07/15/29	219,765
10,335,000	Benchmark 2025-V15 Mortgage Trust(a)(h)	1.12%	05/25/30	501,979
500,000	Blue Stream Issuer LLC(g)	8.90%	05/20/53	482,823
2,828,000	BMO 2024-C9 Mortgage Trust(a)(g)(h)	2.10%	07/15/34	375,542
1,750,000	BMO 2025-C11 Mortgage Trust(a)(g)(h)	2.43%	02/15/35	286,841
150,000	BMP 2024-MF23(a)(g)	1M CME TERM SOFR + 2.39%	06/15/41	150,494
255,000	BPR Trust 2021-NRD(a)(g)	1M CME TERM SOFR + 2.42%	12/15/38	247,794
615,250	Business Jet Securities 2024-2 LLC(g)	7.97%	09/15/30	619,957
196,000	BX 2021-MFM1(a)(g)	1M CME TERM SOFR + 1.61%	01/15/34	195,982

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$321,000	BX Commercial Mortgage Trust(a)(g)	1M CME TERM SOFR + 1.95%	04/15/34	$315,256
301,055	BX Commercial Mortgage Trust 2024-MF(a)(g)	1M CME TERM SOFR + 2.69%	02/15/26	302,432
325,000	BX Trust(a)(g)	4.08%	12/09/29	298,648
250,000	BX Trust 2021-LBA(a)(g)	1M CME TERM SOFR + 1.71%	02/15/36	248,620
350,000	BX Trust 2021-VIEW(a)(g)	1M CME TERM SOFR + 3.02%	06/15/36	349,317
167,849	BX Trust 2024-CNYN(a)(g)	1M CME TERM SOFR + 2.69%	04/15/41	168,476
490,000	BX Trust 2025-ROIC(a)(g)	1M CME TERM SOFR + 2.94%	03/15/27	472,701
5,000	Carvana Auto Receivables Trust 2021-P2(g)	0.00%	05/10/28	764,709
1,250,000	Castlelake Aircraft Structured Trust(a)(g)	0.00%	04/15/39	44,375
1,300,000	Cologix Data Centers US Issuer LLC(g)	5.99%	12/28/26	1,259,210
878,000	COMM Mortgage Trust(a)(g)	1M CME TERM SOFR + 2.47%	09/15/33	283,168
450,000	CSAIL 2019-C16 Commercial Mortgage Trust(a)	4.24%	06/15/29	426,286
334,514	Extended Stay America Trust 2021-ESH(a)(g)	1M CME TERM SOFR + 2.96%	07/15/26	335,789
4,196,618	Fannie Mae-Aces(a)(h)	1.15%	03/25/31	193,679
140,516,148	Fannie Mae-Aces(a)(h)	0.16%	07/25/31	460,795
5,269,690	Fannie Mae-Aces(a)(h)	0.57%	12/25/30	54,950
3,972,695	Fannie Mae-Aces(a)(h)	1.23%	09/25/30	137,423
15,694,673	Fannie Mae-Aces(a)(h)	0.61%	02/25/29	176,967
14,547,883	Fannie Mae-Aces(a)(h)	0.33%	04/25/29	153,730

See Notes to Financial Statements.

Annual Report | June 30, 2025	31

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$31,088,709	Fannie Mae-Aces(a)(h)	0.21%	11/25/29	$151,909
15,647,304	Fannie Mae-Aces(a)(h)	0.89%	07/25/32	589,190
700,000	FirstKey Homes 2020-SFR1 Trust(g)	4.28%	09/17/25	696,465
1,700,000	FMC GMSR Issuer Trust(a)(g)	4.36%	07/25/26	1,607,691
1,750,000	FMC GMSR Issuer Trust(a)(g)	4.44%	10/25/26	1,653,702
15,651,012	FNA 2021-M23 X1	0.59%	11/01/31	220,473
46,440,000	FNA 2022-M4 X2	0.18%	05/25/30	355,303
266,080	FREMF 2016-KF25 Mortgage Trust(a)(g)	30D US SOFR + 5.12%	10/25/25	260,752
280,420	FREMF 2018-KF56 Mortgage Trust(a)(g)	30D US SOFR + 5.91%	11/25/28	250,375
742,548	FREMF 2019-KF71 Mortgage Trust(a)(g)	30D US SOFR + 6.11%	10/25/29	716,635
1,200,000	FRTKL 2021-SFR1(g)	4.11%	09/17/26	1,125,005
550,000	FS Rialto 2024-FL9 Issuer LLC(a)(g)	1M CME TERM SOFR + 3.94%	04/19/30	547,588
530,000	FS Rialto 2025-FL10 Issuer LLC(a)(g)	1M CME TERM SOFR + 2.69%	08/19/42	522,464
5,510,995	Ginnie Mae Strip(h)	1.40%	09/16/45	317,406
5,941,433	GNR 2020-47 SL	5.37%-1M CME SOFR	07/20/44	477,240
5,171,780	Government National Mortgage Association(a)(h)	0.99%	05/16/63	382,875
13,060,048	Government National Mortgage Association(a)(h)	0.83%	02/16/63	786,021
3,992,457	Government National Mortgage Association(a)(h)	1.00%	03/16/66	312,550
4,709,315	Government National Mortgage Association(a)(h)	0.77%	10/16/65	309,836
400,000	Great Wolf Trust 2024-WOLF(a)(g)	1M CME TERM SOFR + 2.89%	03/15/39	402,148
500,000	GreenSky Home Improvement Issuer Trust 2024-2(g)	8.75%	10/27/59	513,377

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$300,000	GS Mortgage Securities Corp. Trust 2018-RIVR(a)(g)	1M CME TERM SOFR + 1.85%	07/15/35	$1,197
390,000	GS Mortgage Securities Corporation Trust 2021-IP(a)(g)	1M CME TERM SOFR + 2.21%	10/15/36	387,879
655,000	GS Mortgage Securities Trust(a)(g)	1M CME TERM SOFR + 4.22%	07/15/31	55,082
1,000,000	GS Mortgage Securities Trust(a)(g)	4.44%	11/10/47	582,509
388,054	GS Mortgage Securities Trust 2010-C1(a)(g)	5.64%	08/10/43	385,649
157,139	GS Mortgage Securities Trust 2015-GC28(a)(g)	4.45%	02/10/48	150,638
3,680,000	GS Mortgage Securities Trust 2021-GSA3(a)(g)(h)	1.53%	12/15/54	278,554
650,000	HIG RCP 2023-FL1 LLC(a)(g)	1M CME TERM SOFR + 3.62%	04/19/28	642,491
500,000	Hilton USA Trust 2016-SFP(g)	2.83%	11/05/35	425,230
398,444	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP(a)(g)	1M CME TERM SOFR + 1.71%	07/15/36	394,046
148,000	JP Morgan Chase Commercial Mortgage Securities Trust(a)(g)	4.60%	05/05/32	134,997
7,232,212	JPMBB Commercial Mortgage Securities Trust(a)(g)(h)	0.65%	08/15/46	19,594
844,986	JPMBB Commercial Mortgage Securities Trust(a)(h)	0.95%	11/15/47	20
351,000	JPMCC Commercial Mortgage Securities Trust 2019-COR5	3.87%	05/13/29	311,011
300,000	LoanCore 2025 2025-CRE8 Issuer LLC(a)(g)	1M CME TERM SOFR + 2.74%	02/01/30	292,072
9,471	MAPS 2021-1 Trust(g)	5.44%	06/15/46	9,356
425,000	Mariner Finance issuance Trust 2024-B(g)	4.91%	10/20/30	431,234
750,000	MetroNet Infrastructure Issuer LLC(g)	8.01%	02/20/28	780,731

See Notes to Financial Statements.

Annual Report | June 30, 2025	33

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$600,000	MF1 2024-FL14 LLC(a)(g)	1M CME TERM SOFR + 4.84%	03/19/39	$608,369
400,000	MF1 2024-FL14 LLC(a)(g)	1M CME TERM SOFR + 6.29%	03/19/39	398,368
400,000	MF1 2024-FL15(a)(g)	1M CME TERM SOFR + 4.04%	08/18/41	401,269
320,000	MF1 2025-FL17 LLC(a)(g)	1M CME TERM SOFR + 2.741%	02/21/40	316,420
454,000	Morgan Stanley Capital I Trust 2018-L1(a)	4.94%	10/15/28	411,489
477,685	New Century Home Equity Loan Trust(a)	1M CME TERM SOFR + 0.47%	05/25/36	479,573
390,000	NYC Commercial Mortgage Trust 2025-3BP(a)(g)	1M CME TERM SOFR + 3.54%	02/15/27	389,084
570,809	Pagaya AI Debt Trust 2023-5(g)	9.10%	04/15/31	573,991
1,800,000	Progress Residential 2021-SFR8 Trust(g)	4.00%	10/17/26	1,753,592
1,800,000	Progress Residential Trust(g)	4.00%	07/17/38	1,771,248
350,000	Ready Capital Mortgage Financing 2023-FL12 LLC(a)(g)	1M CME TERM SOFR + 4.55%	04/25/27	347,187
340,000	SFO Commercial Mortgage Trust 2021-555(a)(g)	1M CME TERM SOFR + 2.51%	05/15/38	333,963
50,000	Sofi Professional Loan Program Trust(g)	0.00%	01/25/48	341,025
141,291	STWD 2021-HTS Mortgage Trust(a)(g)	1M CME TERM SOFR + 1.51%	04/15/34	140,016
750,000	Switch ABS Issuer LLC(g)	10.03%	06/25/29	780,084
446,000	UBS Commercial Mortgage Trust(a)	4.84%	02/15/28	389,361
500,000	UBS Commercial Mortgage Trust 2018-C11(a)	4.71%	06/15/28	469,872

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Shares/Description				Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$453,000	UBS Commercial Mortgage Trust 2018-C13(a)	5.14%	10/15/28	$415,139
300,000	UBS-Barclays Commercial Mortgage Trust 2013-C5(a)(g)	3.84%	03/10/46	272,451
275,041	Upstart Securitization Trust 2021-4(g)	3.19%	09/20/31	271,147
335,071	VMC Finance LLC(a)(g)	1M CME TERM SOFR + 2.76%	09/15/36	330,010
1,301,885	VOLT XCVI LLC(g)(i)	4.83%	03/27/51	1,302,615
9,975,209	Washington Mutual Asset-Backed Certificates WMABS Series 2007-HE2 Trust(a)	1M CME TERM SOFR + 0.44%	02/25/37	3,152,553
332,000	Wells Fargo Commercial Mortgage Trust(g)	3.12%	03/15/59	304,483
500,000	Wells Fargo Commercial Mortgage Trust	4.73%	06/15/28	480,056
1,832,000	Wells Fargo Commercial Mortgage Trust 2024-C63(a)(g)(h)	2.51%	08/15/57	293,351
250,000	WHARF Commercial Mortgage Trust 2025-DC(a)(g)	7.72%	07/15/30	253,027
819,088	Willis Engine Structured Trust VI(g)	7.39%	05/15/29	801,404

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $73,066,086)				67,871,184

Shares/Description		Value
SHORT-TERM INVESTMENTS (8.87%)
18,867,555	State Street Institutional Treasury Money Market Fund Premier Class (7 Day Yield 4.204%)	$18,867,555

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,867,555)		18,867,555

TOTAL INVESTMENTS (157.77%)
(Cost $378,476,331)		$335,700,221

Series A Cumulative Perpetual Preferred Shares (-28.20%)		(60,000,000)
Series B Cumulative Perpetual Preferred Shares (-28.20%)		(60,000,000)
Series C Term Preferred Shares (-1.97%)		(4,192,060)
Other Assets In Excess Of Liabilities (0.60%)		1,287,013

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)		$212,795,174

See Notes to Financial Statements.

Annual Report | June 30, 2025	35

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Investment Abbreviations:

CME SOFR - Chicago Mercantile Exchange Secured Overnight Financing Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M CME SOFR - 1 Month CME SOFR as of June 30, 2025 was 4.32%

3M CME SOFR - 3 Month CME SOFR as of June 30, 2025 was 4.29%

30D US SOFR - 30 Day SOFR as of June 30, 2025 was 4.32%

PRIME - US Prime Rate as of June 30, 2025 was 7.50%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Loans are issued at discounts and do not have a stated interest rate. Rate indicated based on projected future cash flows and an implied 18-month final maturity from the date of origination of each underlying loan. Actual yield and maturity is dependent on timing of future payments.
(c)	Security may be deemed restricted to resale to institutional investors. As of June 30, 2025, the aggregate fair value was $60,747,069 representing 28.55% of Net Assets.
(d)	Contains past-due loan. A loan is deemed past-due at June 30, 2025, if the loan borrower has not made its required payment as of the most recent due date. As of June 30, 2025, $1,240,935 of whole loans were past due, which represents 0.58% of net assets.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See Note 2 to the financial statements for additional information.
(f)	Non-income producing security.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $103,167,312, which represents 48.48% of net assets as of June 30, 2025.
(h)	Interest only securities.
(i)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2025.
(j)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(k)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, as amended, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, as amended, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors (the "Board"). As of June 30, 2025, the aggregate fair value of those securities was $138,426, representing 0.07% of net assets.
(l)	Security is currently in default.

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2025

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
10-Yr U.S. Treasury Note Futures	36	September 2025	$4,113,563	$104,326
US 5Yr T-Note Future	100	September 2025	10,899,999	135,106
US Long Bond Future	5	September 2025	577,344	9,216
US Ultra T-Bond	20	September 2025	2,382,500	109,365
			$17,973,406	$358,013

See Notes to Financial Statements.

Annual Report | June 30, 2025	37

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2025

ASSETS:
Investments in securities:
At cost	$378,476,331
At value	$335,700,221
Cash	7,544
Receivable for principal repayments	406,112
Variation margin receivable	62,594
Deposit with broker for futures contracts	338,300
Foreign currency, at value (Cost $107)	116
Receivable for investments sold	760,538
Interest receivable	2,418,026
Deferred offering costs	193,010
Prepaid and other assets	29,378
Total Assets	339,915,839

LIABILITIES:
Series C Term Preferred Shares (6.00%, $10 liquidation Value, 419,206 shares issued and outstanding)	$4,192,060
Line of credit fees payable	8,333
Dividend payable - Series A Cumulative Perpetual Preferred Shares	328,125
Dividend payable - Series B Cumulative Perpetual Preferred Shares	356,251
Dividend payable - Series C Term Preferred Shares	31,440
Payable for investments purchased	1,735,871
Payable to Adviser	267,524
Payable to fund accounting and administration	49,986
Payable to transfer agency	8,908
Payable for compliance fees	13,556
Payable for custodian fees	14,979
Payable for audit fees	20,025
Other payables	93,607
Total Liabilities	7,120,665
Series A Cumulative Perpetual Preferred Shares (4.375%, $25 liquidation value, 2,400,000 shares issued and outstanding)	$60,000,000
Series B Cumulative Perpetual Preferred Shares (4.75%, $25 liquidation value, 2,400,000 shares issued and outstanding)	$60,000,000
Net Assets	$212,795,174

NET ASSETS CONSIST OF:
Paid-in capital	$284,089,980
Total distributable earnings (accumulated deficit)	(71,294,806)
Net Assets	$212,795,174

PRICING OF SHARES:
Net Assets	$212,795,174

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2025

Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	23,809,606
Net asset value per share	$8.94

See Notes to Financial Statements.

Annual Report | June 30, 2025	39

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2025

INVESTMENT INCOME:
Interest	$29,650,346
Dividends	1,322,773
Total Investment Income	30,973,119

EXPENSES:
Investment Adviser fee	3,387,887
Loan service fees	1,216,358
Accounting and administration fees	359,062
Dividends to Series C Term Preferred Shares	146,758
Printing expenses	139,909
Legal expenses	137,514
Director expenses	130,065
Line of credit commitment expense	101,004
Transfer agent expenses	94,931
Listing expense	83,553
Audit expenses	59,030
Custodian fees	36,333
Compliance expense	35,181
Offering expenses	11,858
Insurance fee	3,484
Other expenses	82,259
Total Expenses	6,025,186
Net Investment Income	24,947,933

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(602,555)
Futures contracts	178,687
Net realized loss	(423,868)
Net change in unrealized appreciation/depreciation on:
Investments	(1,400,247)
Futures contracts	41,211
Translation of assets and liabilities denominated in foreign currencies	9
Net change in unrealized appreciation/depreciation	(1,359,027)
Net Realized and Unrealized Loss on Investments	(1,782,895)
Dividends to Series A Cumulative Perpetual Preferred Shares	(2,625,036)
Dividends to Series B Cumulative Perpetual Preferred Shares	(2,850,000)
Net Increase in Net Assets Resulting from Operations $	17,690,002

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS FROM OPERATIONS:
Net investment income	$24,947,933	$25,963,310
Net realized loss	(423,868)	(18,623,262)
Net change in unrealized appreciation/depreciation	(1,359,027)	21,221,745
Net increase in net assets resulting from operations	23,165,038	28,561,793
Distributions to Series A Preferred Shareholders	(2,625,036)	(2,625,060)
Distributions to Series B Preferred Shareholders	(2,850,000)	(2,850,012)
Net increase in net assets attributable to common shareholders resulting from operations	17,690,002	23,086,721

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(17,251,082)	(20,314,841)
From tax return of capital	(10,228,551)	(7,581,377)
Net decrease in net assets attributable to common shareholders from distributions to common shareholders	(27,479,633)	(27,896,218)

COMMON SHARE TRANSACTIONS:
Proceeds from shares sold, net of offering costs	6,735,659	–
Net increase in net assets attributable to common shareholders from capital share transactions	6,735,659	–

Net Increase/(Decrease) in Net Assets attributable to common shareholders	(3,053,972)	(4,809,497)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	215,849,146	220,658,643
End of year	$212,795,174	$215,849,146

OTHER INFORMATION:
Common Share Transactions:
Shares outstanding - beginning of year	22,971,194	22,971,194
Shares sold	838,412	–
Common Shares outstanding - end of year	23,809,606	22,971,194

See Notes to Financial Statements.

Annual Report | June 30, 2025	41

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$23,165,038
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(276,441,491)
Proceeds from disposition and paydowns on investment securities	261,424,536
Amortization of premium and accretion of discount on investments, net	3,904,150
Net proceeds from short-term investment securities	6,410,496
Net realized (gain)/loss on:
Investments	602,555
Net change in unrealized appreciation/depreciation on:
Investments	1,400,247
(Increase)/Decrease in assets:
Interest receivable	(43,898)
Dividends receivable	40,089
Variation margin receivable	(62,594)
Deferred offering costs	(180,129)
Receivable for principal repayments	914,092
Prepaid and other assets	(9,701)
Increase/(Decrease) in liabilities:
Variation margin payable	(45,580)
Payable to transfer agency	1,974
Payable to Adviser	(9,045)
Proceeds from issuance of Series C Preferred Shares	4,192,060
Payable to fund accounting and administration	(11,280)
Payable for audit fees	(81,975)
Payable for compliance fees	2,703
Payable for custodian fees	7,180
Other payables	(10,517)
Net cash provided by operating activities	$25,168,910

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of capital shares	6,735,659
Cash distributions paid to common shareholders	(27,479,633)
Cash distributions paid to preferred shareholders	(5,443,595)
Net cash used in financing activities	$(26,187,569)

Net decrease in cash and restricted cash	$(1,018,659)
Cash and restricted cash, beginning of year	$1,364,619
Cash and restricted cash, end of year	$345,960

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expense and fees for line of credit	$101,004

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2025

Reconciliation of restricted and unrestricted cash at the beginning of year to the statement of assets and liabilities:
Cash	$1,080,308
Foreign Cash	$106
Deposit with broker for futures contracts	$284,205

Reconciliation of restricted and unrestricted cash at the end of the year to the statement of assets and liabilities:
Cash	$7,544
Foreign Cash	$116
Deposit with broker for futures contracts	$338,300

See Notes to Financial Statements.

Annual Report | June 30, 2025	43

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

Net asset value - beginning of year
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)(b)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income
Total distributions to preferred shareholders
Capital share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total capital share transactions
Preferred Stock issuance and offering costs charged to paid-in capital
Total preferred stock transactions
Net increase/(decrease) in net asset value
Net asset value - end of year
Market price - end of year
Total Return(e)
Total Return - Market Price(e)
Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets(f)(g)
Ratio of net investment income
Portfolio turnover rate
Loan payable (in thousands)
Asset coverage per $1,000 of loan payable(h)
Cumulative Preferred Stock (in thousands)
Asset coverage of Preferred Stock(i)
Involuntary liquidating preference per unit of Series A Cumulative Preferred Stock
Average market value per unit of Series A Cumulative Preferred Stock
Involuntary liquidating preference per unit of Series B Cumulative Preferred Stock
Average market value per unit of Series B Cumulative Preferred Stock
Involuntary liquidating preference per unit of Series C Term Preferred Stock
Average market value per unit of Series C Term Preferred Stock

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

For the Year Ended June 30, 2025		For the Year Ended June 30, 2024	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022		For the Year Ended June 30, 2021
$9.40		$9.61	$11.27		$15.17		$14.91

1.06		1.13	0.97		0.87		0.92
(0.08)		0.11	(0.78)		(2.49)		1.73
0.98		1.24	0.19		(1.62)		2.65

(0.73)		(0.88)	(0.91)		(0.81)		(1.02)
(0.44)		(0.33)	(0.59)		(1.03)		(1.01)
(1.17)		(1.21)	(1.50)		(1.84)		(2.03)

(0.23)		(0.24)	(0.25)		(0.24)		(0.13)
(0.23)		(0.24)	(0.25)		(0.24)		(0.13)

(0.04	)(c)	–	(0.10	)(c)	(0.06	)(c)	(0.05	)(c)
–		–	–		(0.01)		0.00	(d)
(0.04)		–	(0.10)		(0.07)		(0.05)
–		–	–		(0.13)		(0.18)
–		–	–		(0.13)		(0.18)
(0.46)		(0.21)	(1.66)		(3.90)		0.26
$8.94		$9.40	$9.61		$11.27		$15.17
$8.55		$8.65	$8.54		$10.89		$15.58
7.98%		11.28%	(1.26%)		(14.82%)		16.88%
12.99%		17.04%	(7.92%)		(19.86%)		28.67%

$212,795		$215,849	$220,659		$219,123		$224,826
2.78%		2.75%	2.22%		1.93%		2.10%
11.52%		12.03%	9.61%		6.32%		6.15%
82%		117%	75%		44%		54%
$–		$–	$–		$–		$21,000
–		–	–		–		14,563
$124,192		$120,000	$120,000		$120,000		$60,000
67		70	71		71		119
25.00		25.00	25.00		25.00		25.00
18.54		18.25	18.59		22.98		24.44
25.00		25.00	25.00		25.00		–
20.00		19.59	19.64		22.93		–
10.00		–	–		–		–
10.12		–	–		–		–

See Notes to Financial Statements.

Annual Report | June 30, 2025	45

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying closed-end funds in which the Fund invests. The ratio does not include net investment income of the closed-end funds in which the Fund invests.
(c)	Represents the impact of the Fund's rights offering of 838,412 shares in November 2024, 3,508,633 in September 2022 and 2,926,441 shares in October 2021 at a subscription price per share based on a formula. For more details please refer to Note 10 of the Notes to Financial Statements.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of the Total Return calculations, dividends and distributions, if any, are assumed to be reinvested at NAV. For purposes of the Total Return-Market Price calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(f)	Ratio includes leverage expenses and loan service fees of 0.61%, 0.59%, 0.00%, 0.05% and 0.21% respectively, that are outside the expense limit.
(g)	The ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.
(i)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock, is the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it. Series B Perpetual Preferred Stock and Series C Term Preferred Stock have the same priority with respect to payment of dividends and distributions and liquidation preference as the issued and outstanding Series A Preferred Stock and any other shares of preferred stock that the Fund may issue. With respect to the Series A Perpetual Preferred Stock, Series B Perpetual Preferred Stock and Series C Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25 for Series A and Series B Preferred Stock, and a liquidation of $10 for Series C Preferred Stock) and is equivalent to the Asset Coverage of Preferred Stock presented given Series A, Series B and Series C Preferred Stock have a pari-passu liquidation preference.

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed-end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”). The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among three principal strategies: Tactical Closed-End Fund Income Strategy, Alternative Credit Strategy and Opportunistic Income Strategy. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2025.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Annual Report | June 30, 2025	47

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Cash Balance: The Fund places its cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. The Fund's credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. Management monitors the financial institutions' creditworthiness in conjunction with balances on deposit to minimize risk. The Fund from time to time may have amounts on deposit in excess of the insured limits.

Preferred Stock: In accordance with ASC 480-10-25, the Fund's Series A and Series B Cumulative Perpetual Preferred Stock have been classified as equity on the Statement of Assets and Liabilities. Refer to "Note 9. Preferred Stock" for further details.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The Fund invests in closed-end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Common Share Valuation: The net asset value ("NAV") is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund has been treated as, and intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

As of and during the year ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to common shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or NAV per common share of the Fund.

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders, stated in terms of a rate equal to 12.5% of the average of the Fund’s NAV per common share for the final five trading days of the previous calendar year. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1003 per common share for the period from July 1, 2024 to December 31, 2024, and $0.0950 per common share for the period from January 1, 2025 to June 30, 2025.

Previously, the Board approved the adoption of a managed distribution plan in accordance with a Section 19(b) exemptive order whereby the Fund made monthly distributions to common shareholders set at a fixed monthly rate.

Distributions to holders of preferred stock are accrued on a daily basis as described in Note 9.

Annual Report | June 30, 2025	49

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Return of Capital Distributions: At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund's valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 if the securities are determined to have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the investment will be valued using the NAV reported by the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds, non-agency collateralized mortgage obligations, U.S. Government/ Agency mortgage-backed securities, bank loans, and collateralized loan obligations are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Small business loans, as an asset class, are not presently traded on a developed secondary market. Therefore, market quotations are not available. Accordingly, all small business loans are fair valued as determined in good faith by the Adviser pursuant to policies and procedures approved by the Board and subject to the Board’s oversight. The Fund's holdings in small business loans are fair valued daily by the Adviser using a discounted cash flow methodology, as an income approach. Discounted cash flow is a valuation technique that provides an estimation of the fair value of an asset based on expectations about cash flows that a small business loan would generate over time. In general, the primary inputs of fair value in the small business loan valuation model are projected loss rate and adjusted discount rate. A discounted cash flow model begins with an estimation of periodic cash flows expected to be generated over a discrete period of time (generally the time remaining until maturity of the loan). The estimated cash flows for each interval period (generally monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving projected cash flows. Although not exhaustive, discounted cash flow models factor in borrower level data. Loans made to small businesses may incorporate different factors.

Annual Report | June 30, 2025	51

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Short-term investments in fixed income securities, excluding money market funds, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, and of sufficient credit quality, are valued by using the amortized cost method of valuation. These securities will be classified as Level 2 securities.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund's valuation designee to make all fair valuation determinations with respect to the Fund's portfolio investments, subject to the Board's oversight.

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

The following is a summary of the inputs used at June 30, 2025 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$594,926	$–	$–	$594,926
Closed-End Funds - Preferred Shares	930,498	–	–	930,498
Business Development Companies - Preferred Shares	2,601,342	–	–	2,601,342
Bank Loans	–	10,058,230	–	10,058,230
Small Business Loans	–	–	60,747,069	60,747,069
Business Development Company Notes	–	15,087,748	–	15,087,748
Common Stocks	–	1,635	–	1,635
Collateralized Loan Obligations	–	21,673,736	–	21,673,736
Rights	15,423	–	–	15,423
Warrants	52,746	3,468	–	56,214
U.S. Government / Agency Mortgage Backed Securities	–	131,922,742	–	131,922,742
U.S. Government Bonds and Notes	–	4,815,586	–	4,815,586
Foreign Corporate Bonds	–	456,333	–	456,333
Non-Agency Collateralized Mortgage Obligations	–	67,871,184	–	67,871,184
Short-Term Investments	18,867,555	–	–	18,867,555
Total	$23,062,490	$251,890,662	$60,747,069	$335,700,221
Other Financial Instruments**
Assets:
Future Contracts	$358,013	$–	$–	$358,013
Total	$358,013	$–	$–	$358,013

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

Annual Report | June 30, 2025	53

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2024	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Proceeds from Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2025	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025
Small Business Loans	$57,921,835	$–	$–	$(133,249)	$(6,768,005)	$158,915,661	$(149,189,173)	$–	$–	$60,747,069	$(8,219,402)
	$57,921,835	$–	$–	$(133,249)	$(6,768,005)	$158,915,661	$(149,189,173)	$–	$–	$60,747,069	$(8,219,402)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2025:

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Small Business Loans	$60,747,069	Income Approach	Loss-Adjusted Discount Rate	4.87%-24.87% (10.97%)
			Projected Loss Rate	0.00%-100.00% (19.02%)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Loss-Adjusted Discount Rate	Decrease	Increase
Projected Loss Rate	Decrease	Increase

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2025:

	Asset Derivatives
Risk Exposure Statement	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Net unrealized depreciation on Futures Contracts	$358,013

*	The value presented includes cumulative loss on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is variation margin payable as of June 30, 2025.

Annual Report | June 30, 2025	55

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2025:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain on futures contracts; Net change in unrealized appreciation/ depreciation on futures contracts	$178,687	$41,211

The futures contracts average notional amount during the year ended June 30, 2025, are noted below:

Fund	Average Notional Amount of Futures Contracts
RiverNorth/DoubleLine Strategic Opportunity Fund	$17,220,438

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the investment adviser to the Fund. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities other than debt representing leverage and any preferred stock that may be outstanding. For the year ended June 30, 2025, the Adviser earned fees of $3,387,887, of which $267,524 remained payable at June 30, 2025. The Fund also accrued $35,181 in chief compliance officer ("CCO") fees, of which $13,556 remained payable at June 30, 2025.

DoubleLine Capital, LP is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, provides or arranges to be provided to the Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the Fund consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.50% of the average daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

State Street Bank & Trust, Co. serves as the Fund’s custodian. Inspira Financial Trust, LLC serves as a custodian for electronic loan documents related to the Alternative Credit Strategy.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees except as noted below. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, an additional $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for each special meeting of the Board. In addition, the lead Independent Director receives $1,333 annually, the Chair of the Audit Committee receives $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives $667 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The CCO of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO's compensation.

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting together as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

Annual Report | June 30, 2025	57

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

6. CREDIT AGREEMENT

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowings or issuance.

On March 9, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

The Fund did not utilize the BNP Credit Agreement for the year ended June 30, 2025. There was no outstanding balance on the BNP Credit Agreement as of June 30, 2025.

7. TAX BASIS INFORMATION

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2025 and June 30, 2024, was as follows:

	For the Fiscal Year Ended June 30, 2025	For the Fiscal Year Ended June 30, 2024
Ordinary Income	$17,251,082	$20,314,841
Ordinary Income Preferred	4,905,979	4,790,698
Return of Capital	10,228,551	7,581,377
Total	$32,385,612	$32,686,916

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2025, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Paid-in capital	Total distributable earnings (accumulated deficit)
$157,108	$(157,108)

At June 30, 2025, the components of distributable earnings on a tax basis for the Fund was as follows:

Accumulated Capital Loss	$(29,957,285)
Unrealized Depreciation	$(40,621,706)
Cumulative Effect of Other Timing Difference	$(715,815)
Total	$(71,294,806)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Non-Expiring Short-Term	Non-Expiring Long-Term
$239,825	$29,717,460

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2025, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Cost of investments for income tax purposes	$376,321,937
Gross appreciation on investments (excess of value over tax cost)	7,907,303
Gross depreciation on investments (excess of tax cost over value)	(48,529,019)
Net appreciation of foreign currency and derivatives	10
Net unrealized depreciation on investments	$(40,621,706)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales, income adjustments on income-only securities and grantor trusts.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2022 remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | June 30, 2025	59

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2025, excluding long term U.S. Government Obligations and short-term investments, were as follows:

Purchases	Sales
$275,850,247	$216,714,910

Investment Transactions in long term U.S. Government Obligations for the year ended June 30, 2025 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$–	$46,490,350

9. PREFERRED STOCK

At June 30, 2025, the Fund had issued and outstanding 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock, listed under trading symbol OPPPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared), 2,400,000 shares of Series B Cumulative Perpetual Preferred Stock, listed under trading symbol OPPPRB on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared) and 419,206 shares of Series C Term Preferred Stock, listed under trading symbol OPPPRC on the NYSE American, with a par value of $0.0001 per share and a liquidation preference of $10.00 per share plus accrued but unpaid dividends (whether or not declared). The Fund issued 2,400,000 shares of Series A Cumulative Perpetual Preferred Stock on October 23, 2020, 2,400,000 shares of Series B Cumulative Perpetual Preferred Stock on November 22, 2021 and 419,206 shares of Series C Term Preferred Stock on December 2, 2024. The Series A Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 4.375% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series B Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 4.75% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series C Term Preferred Stock is entitled to voting rights and a dividend at a rate of 6.00% per year, paid quarterly, based on the $10.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to November 15, 2025, and is subject to mandatory redemption by the Fund in certain circumstances. The Series B Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to February 15, 2027, and is subject to mandatory redemption by the Fund in certain circumstances. The Series C Term Preferred Stock is not subject to optional redemption prior to December 1, 2027, unless the redemption is necessary, in the judgement of the board of Directors, to maintain the Fund’s status as a RIC under Subchapter M of the IRC. On or after November 15, 2025, the Fund may redeem in whole, or from time to time in part, outstanding Series A Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. On or after February 15, 2027, the Fund may redeem in whole, or from time to time in part, outstanding Series B Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. On December 1, 2027, the Fund will redeem all outstanding Series C Term Preferred Stock at a redemption price per share equal to the per share liquidation preference of $10.00 per share, plus accumulated and unpaid dividends and distributions, if any, through the date of redemption.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	November 15, 2025	4.375%	2,400,000	$60,000,000	$41,112,000
Series B	February 15, 2027	4.750%	2,400,000	$60,000,000	$44,256,000
Series C	December 1, 2027	6.00%	419,206	$4,192,060	$4,242,365

10. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which was initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On August 13-14, 2024, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record date shareholders received one right for each Common Share held on record date (“Right”). For every six Rights held, a holder of the rights record date shareholder was entitled to buy two new common shares of the Fund and one new Series C Term Ppreferred share of the Fund. Record date shareholders who fully exercise their Rights in the Primary Subscription will bewere entitled to subscribe for additional common shares. The Fund issued new shares of common stock at a subscription price that represented 90% of the reported NAV on the expiration date of each rights offering. Offering costs were charged to paid-in-capital-upon the exercise of the rights.

On August 12-13, 2020, August 10-11, 2021 and August 9-10, 2022, respectively, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record date shareholders received one right for each common share held on the Record Date ("Right"). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 92.5% to 97.5% of the reported NAV on the expiration date of each rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

Annual Report | June 30, 2025	61

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
September 3, 2020	October 1, 2020	472,995	$13.88	$122,545
September 7, 2021	October 1, 2021	2,926,441	$14.48	$292,000
August 25, 2022	September 23, 2022	3,508,633	$9.70	$122,884
November 5, 2024	November 25, 2024	838,412	$8.42	$250,000

On April 7, 2021 and December 29, 2021, the Fund entered into a distribution agreement with ALPS Distributors, Inc. ("ADI") under which the Fund may offer to sell up to 10,000,000 shares of the Fund's common stock from time to time in an “at the market” offering. On May 20 2025, the Fund entered into a new distribution agreement with ADI, replacing the previous agreement, pursuant to which the Fund may offer and sell up to 10,000,000 shares of the Fund’s common stock from time to time through ADI.

The shares of common stock issued, gross proceeds from the sales of shares, and commissions to ADI were as follows:

Year Ended	Shares of Common Stock Issued	Gross Proceeds	Commissions	Offering Costs	Net Proceeds
June 30, 2024	–	–	–	–	–
June 30, 2025	–	–	–	–	–

The Fund has issued and outstanding 23,809,606 shares of common stock at June 30, 2025.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

11. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2025

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2025	July 15, 2025	July 31, 2025	$0.0950
August 15, 2025	August 15, 2025	August 29, 2025	$0.0950

On August 1, 2025, the Board declared Series A, Series B and Series C preferred stock dividend in the amount of $0.27344, $0.29688 and $0.15 per share, respectively, payable on August 15, 2025 to preferred shareholders of record on August 1, 2025 with an ex date of August 1, 2025.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Annual Report | June 30, 2025	63

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the Fund), including the summary schedule of investments, as of June 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years ended June 30, 2022, and prior were audited by other independent registered public accountants whose report, dated August 29, 2022, expressed an unqualified opinion on those financial highlights

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2025, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more RiverNorth investment companies since 2015.

Columbus, Ohio

August 29, 2025

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of common shares elects to receive cash by contacting DST (the “Plan Administrator”), all dividends and distributions declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common shares. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of common shareholders and may re-invest that cash in additional common shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the NAV per common share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per common share on the payment date. If, on the payment date for any Dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s common shares are trading at a discount), the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per common share at the close of business on the Last Purchase Date.

Annual Report | June 30, 2025	65

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of common shares who hold their common shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of common shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for June 30, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of June 30, 2025. Actual expenses may be greater or less than those shown below.

Common Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–	%*
Offering Expenses Borne by Common Shareholders of the Fund	–	%*
Dividend Reinvestment Plan Fees	–	(1)*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to Common Shares)	–	%*

As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 36.85% of the Fund’s Managed Assets)
Annual Expenses
Management Fee (2)	1.57%
Leverage Costs(3)(4)	0.05%
Dividends on Preferred Shares (5)	2.64%
Other Expenses (6)	1.10%
Acquired Fund Fees and Expenses (7)	0.04%
Total Annual Expenses	5.40%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” assume that the Fund has not issued any additional Common Shares.

Annual Report | June 30, 2025	67

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Example(8)

The example illustrates the expenses that you would pay on a $1,000 investment in Common Shares in the offering, assuming (1) that the Fund incurs total annual expenses of 5.40% of its net assets in years 1 through 10 and (2) a 5% annual return

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$54	$161	$267	$529

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.

(1)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You may pay brokerage charges in connection with Open-Market Purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2)	The management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include borrowings for investment purposes. The market value of the Fund’s derivatives are used for purposes of calculating Managed Assets. The management fee of 1.00% of the Fund’s Managed Assets represents 1.57% of net assets attributable to Common Shares assuming the use of leverage in an amount of 36.85% of the Fund’s Managed Assets. The Fund’s Managed Assets for the period ended June 30, 2025 (which includes the use of leverage discussed in footnote (4)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period to calculate the management fee as a percentage of the Fund’s net assets attributable to Common Shares. Since the Fund has Preferred Shares outstanding, the management fee and certain other expenses as a percentage of net assets attributable to Common Shares is higher than if the Fund did not utilize a leveraged capital structure.
(3)	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(4)	“Leverage costs” in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of June 30, 2025.
(5)	Dividends on Preferred Shares represent the estimated dividend expense adjusted to assume 2,400,000 shares of 4.375% Series A Preferred Stock with a liquidation preference of $60,000,000, 2,400,000 shares of 4.75% Series B Preferred Stock with a liquidation preference of $60,000,000, and 419,206 shares of 6.00%, 3-Year Term, Series C Preferred Stock with a liquidation preference of $4,192,060. Series A Preferred Stock and Series B Preferred Stock were outstanding for the entire 12 months of operations ended June 30, 2025, Series C Preferred Stock was outstanding from issuance of December 2, 2024 through June 30, 2025. The table assumes the use of leverage representing 36.85% of Managed Assets, which reflects approximately the percentage of the Fund's total average Managed Assets attributable to such leverage averaged over the year ended June 30, 2025, at a weighted average annual expense to the Fund of 4.61%.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

(6)	Includes $1,216,358 of loan service fees in connection with the Fund's investments in Alternative Credit Instruments for the year ended June 30, 2025. Loan service fees relate to the Fund's investment in Square Loans and are not related to any leverage expenses. The loan service fees are the cost associated with the originator's ongoing collection and remittance of payments related to the Alternative Credit Instruments.
(7)	The “Acquired Fund Fees and Expenses” are based on the expense ratios for the most recent fiscal year of the Underlying Funds (defined below) in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Some of the Underlying Funds in which the Fund invests (or may invest) charge incentive fees based on the Underlying Funds’ performance. The .04% shown as “Acquired Fund Fees and Expenses” reflects the operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund invests (or may invest) generally charge a management fee of 1.00% to 2.00% and may charge up to a 20% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Future Underlying Funds’ fees and expenses may be substantially higher or lower because certain fees may be based on the performance of the Underlying Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.
(8)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 36.85% of Managed Assets, assuming interest and fees on leverage of 4.61%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the BNP Facility (defined below) and the dividend on preferred shares. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is current income and overall total return.

Annual Report | June 30, 2025	69

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Principal Investment Strategies and Policies

The Fund’s Principal Investment Strategies and Policies have been updated since the prior disclosure date to reflect certain updates to the “Alternative Credit Strategy” since the prior disclosure date.

The Fund seeks to achieve its investment objective by allocating its Managed Assets between the three principal strategies described below. The Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

Tactical Closed-End Fund Income Strategy. This strategy seeks to (i) generate returns through investments in closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in CEFs, SPACs and ETFs, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with CEFs. All Underlying Funds in which the Fund invests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions: (i) no more than 20% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in below investment grade (also known as “high yield” and “junk”) and “senior loan” Underlying Funds; and (iii) no more than 25% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “emerging market income” Underlying Funds. The Fund will also limit its investments in CEFs (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. The types of Underlying Funds referenced in this paragraph are categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Fund’s shareholders indirectly bear the expenses, including the management fees, of the Underlying Funds.

The Underlying Funds in which the Adviser seeks to invest will generally focus on a broad range of fixed income securities or sectors, including Underlying Funds that invest in the following securities or sectors: convertible securities, preferred stocks, high yield securities, exchange-traded notes, structured notes, dividend strategies, covered call option strategies, real estate-related investments, energy, utility and other income-oriented strategies. In addition, the Fund may invest directly in debt securities issued by certain credit-oriented, unlisted Underlying Funds, including BDCs, identified by the Adviser in its due diligence process (“Private Debt”). The Adviser believes investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms than similar publicly traded debt investments with similar risk profiles.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P® Global Ratings Services (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or the Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and other portfolio securities; however, the Fund may at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets is in Hedging Positions (as determined based on the market value of such Hedging Positions).

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund will not engage in any short sales of securities issued by CEFs and BDCs. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

Under the Tactical Closed-End Fund Income Strategy, the Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs, including “founder” shares; and (iii) warrants to purchase common stock, including “founder” warrants. In addition, the Fund’s SPAC investments could also consist of debt instruments issued by SPACs; securities of other investment companies that primarily invest in SPACs; and securities of SPACs that have completed a business combination transaction with an operating company within the last two calendar years.

Annual Report | June 30, 2025	71

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund June 30, 2025 (Unaudited)

The Fund’s SPAC investments may be obtained (among other means) through initial public offerings of SPACs; secondary market transactions; private placements, including private investment in public equity transactions and investments in vehicles formed by SPAC sponsors to hold founder shares and founder warrants; and/or forward purchase agreements pursuant to which investors commit to purchasing a SPAC’s securities to the extent the SPAC requires additional funding at the time of a business combination. Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account).

The SPACs in which the Adviser may invest may focus on a broad range of industries and sectors and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their securities’ prices.

Opportunistic Income Strategy. This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts (“REITs”). At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

Under this strategy, the Fund may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except that the Fund invests at least 20% of the Managed Assets allocated to this strategy in securities rated investment grade (or unrated securities judged by the Subadviser to be of comparable quality). In addition, the Subadviser does not currently expect that the Fund will invest more than 15% of the Managed Assets allocated to this strategy in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated below B-by Moody’s and below B3 by S&P or Fitch (or unrated securities determined by the Subadviser to be of comparable quality). The Fund’s investments in below investment grade securities under this strategy may include securities receiving the lowest ratings from S&P (i.e., D-), Fitch (i.e., D-) or Moody’s (i.e., C3), or comparably rated by another NRSRO or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Fund invests no more than 20% of its Managed Assets allocated to the Opportunistic Income Strategy in non-U.S. investments, including emerging market investments.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Investments under the Opportunistic Income Strategy may include, without limitation as to the Fund’s Managed Assets allocated to this strategy, mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status.

Investments under the Opportunistic Income Strategy may include mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks.

Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the United States Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities; bank loans (including, among others, participations, assignments, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.

Alternative Credit Strategy. This strategy may invest in a combination of: (i) investing in loans to SMEs; investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments”).

Annual Report | June 30, 2025	73

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. Unless the context suggests otherwise, all references to loans generally refer to Alternative Credit. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data. The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques-Temporary Investments and Defensive Position” in the SAI. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Use of Leverage

This section has been updated since the prior disclosure date to reflect certain non-material disclosure updates and to update the disclosure regarding Series C Preferred Stock.

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. On August 1, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the BNP Credit Agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met. The BNP Credit Agreement was not utilized during the year ended June 30, 2025. As of June 30, 2025, the Fund had no outstanding balance on the BNP Credit Agreement.

As of June 30. 2025, the Fund had outstanding 2,400,000 shares of Series A Preferred Stock, 2,400,000 shares of Series B Preferred Stock and 419,206 shares of Series C Preferred Stock. As of the same date, the average liquidation preference of the Series A Preferred stock and Series B Preferred stock was $60,000,000, and the average liquidation preference of Series C Preferred Stock was $4,192,060. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock rank senior in right of payment to the Common Shares.

Issuance of Common Shares will enable the Fund to increase the aggregate amount of its leverage. The Fund may achieve such increase in leverage through additional borrowings and/or the issuance of Preferred Shares and/or debt securities. However, there is no assurance that the Fund will increase the amount of its leverage or utilize leverage in addition to the credit facility or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional Common Shares, there could be an adverse impact on the return to Common Shareholders. In addition, to the extent additional leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. The Fund’s Common Shares are likely to be junior in liquidation and distribution rights to amounts owed pursuant to any additional leverage instruments that may be utilized by the Fund in the future.

Annual Report | June 30, 2025	75

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since Common Shareholders pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any Preferred Shares of at least 200% of such liquidation value of the Preferred Shares. Normally, Common Shareholders will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Due to the Fund’s issuance of Series A, Series B and Series C Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Common Shares and shares of the Series A, Series B and Series C Preferred Stock in proportion to the total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

Effects of Leverage.

Assuming the utilization of leverage through a combination of borrowings under the issuance of Preferred Shares by the Fund in the aggregate amount of approximately 36.85% of the Fund’s Managed Assets as of June 30, 2025, at a weighted average interest rate or payment rate of 4.61% payable on such leverage, the annual return that the Fund’s portfolio (net of expenses) in order to cover its leverage costs would be 1.70%. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of Preferred Shares as of June 30, 2025 as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 36.85% of the Fund’s Managed Assets and estimated leverage costs of 4.61%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-18.53%	-10.61%	-2.69%	5.23%	13.15%

Total return is composed of two elements-the dividends on shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and Common Shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Annual Report | June 30, 2025	77

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “OPP.” The Fund’s Common Shares commenced trading on the NYSE in September 2016.

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV. There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following table shows, for each fiscal quarter since the quarter ended June 30, 2021: (i) high and low NAVs per Common Share, (ii) the high and low sale prices per Common Share, as reported as of the close of trading on the NYSE in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per Common Share (using the closing market price of each trading date compared to that day’s NAV per Common Share). The Fund’s NAV per Common Share is determined on a daily basis.

	MARKET PRICE(1)		NET ASSET VALUE(2)		PREMIUM/(DISCOUNT) TO NET ASSET VALUE(3)
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2021	$15.95	$14.86	$15.40	$15.22	3.57%	-2.37%
September 30, 2021	$16.32	$14.55	$15.24	$14.85	7.09%	-2.02%
December 31, 2021	$15.58	$14.04	$14.77	$14.19	5.48%	-1.06%
March 31, 2022	$14.77	$12.20	$14.10	$12.80	4.75%	-4.69%
June 30, 2022	$12.97	$9.71	$12.90	$11.31	0.54%	-14.15%
September 30, 2022	$12.01	$9.20	$11.35	$10.14	5.81%	-9.27%
December 31, 2022	$9.77	$8.54	$10.27	$9.80	-4.87%	-12.86%
March 31, 2023	$9.24	$8.23	$10.18	$9.80	-9.23%	-16.02%
June 30, 2023	$8.58	$8.08	$9.86	$9.64	-12.98%	-16.23%
September 30, 2023	$8.75	$7.80	$9.55	$9.14	-8.38%	-14.66%
December 31, 2023	$8.44	$7.31	$9.51	$8.87	-11.25%	-17.59%
March 31, 2024	$8.65	$8.12	$9.59	$9.45	-9.80%	-14.07%
June 30, 2024	$8.77	$8.13	$9.50	$9.29	-7.68%	-12.49%
September 30, 2024	$9.28	$8.62	$9.72	$9.44	-4.53%	-8.69%
December 31, 2024	$9.12	$8.20	$9.51	$9.13	-4.10%	-10.19%
March 31, 2025	$8.77	$8.31	$9.23	$9.02	-4.98%	-7.87%
June 30, 2025	$8.67	$8.06	$9.17	$8.86	-5.45%	-9.03%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.

The last reported sale price, NAV per share and percentage discount to NAV per share of the Common Shares as of June 30, 2025 were $8.55, $8.94 and -4.36%, respectively. As of that same date, the Fund had 23,809,606 Common Shares outstanding and net assets of the Fund were $212,795,174.

Senior Securities Representing Indebtedness

This section has been updated since the prior disclosure date to reflect certain non-material updates.

The following table sets forth certain information regarding the Fund’s senior securities as of the end of the Fund’s prior fiscal years since the Fund’s inception and for the fiscal year ended June 30, 2025. Audited information regarding the Fund’s senior securities is included in the Financial Highlights included herein. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act.

Annual Report | June 30, 2025	79

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Period/Fiscal Year Ended	Senior Securities	Average Amount Outstanding		Asset Coverage		Involuntary Liquidating Preference per Unit	Average Market Value per Unit(4)
June 30, 2025	Credit Facility	$–		$–		$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$67	(3)	$25.00	$18.54
	Series B Cumulative Preferred Stock	$60,000,000		$67	(3)	$25.00	$20.00
	Series C Term Preferred Stock	$4,192,060		$67	(3)	$10.00	$10.12
June 30, 2024	Credit Facility	$–		$–		$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$70	(3)	$25.00	$18.25
	Series B Cumulative Preferred Stock	$60,000,000		$70	(3)	$25.00	$19.59
June 30, 2023	Credit Facility	$–		$–		$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$18.59
	Series B Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$19.64
June 30, 2022	Credit Facility	$–		$–		$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$22.98
	Series B Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$22.93
June 30, 2021	Credit Facility	$21,000,000	(1)	$14,563	(2)	$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$119	(3)	$25.00	$24.44
June 30, 2020	Credit Facility	$65,500,000	(1)	$4,046	(2)	$–	$–
June 30, 2019	Credit Facility	$73,500,000	(1)	$3,711	(2)	$–	$–
June 30, 2018	Credit Facility	$73,500,000	(1)	$3,811	(2)	$–	$–
June 30, 2017(5)	Credit Facility	$71,500,000	(1)	$4,090	(2)	$–	$–

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
(2)	The asset coverage ratio is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(3)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. The involuntary liquidation preference of a class of senior security, which is a stock, is the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it. Series B Perpetual Preferred Stock and Series C Term Preferred Stock have the same priority with respect to payment of dividends and distributions and liquidation preference as the issued and outstanding Series A Preferred Stock and any other shares of preferred stock that the Fund may issue. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25 for Series A, $25 for Series B and $10 for Series C) and is equivalent to the Asset Coverage of Preferred Stock presented given Series A, Series B, and Series C Preferred Stock have pari-passu liquidation preference.
(4)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.
(5)	For the period September 28, 2016, commencement of operations, to June 30, 2017.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.

Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Annual Report | June 30, 2025	81

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

Fixed Income Securities Risks. The Fund and the Underlying Funds may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk” bonds. The Fund and the Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks (in addition to those described elsewhere):

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit ratings or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Fund and the Underlying Funds in which it invests may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher-grade securities.

High Yield Securities/Junk Bond Risk. The Fund and the Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Interest Rate Risk. The Fund’s or an Underlying Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. A rise in interest rates may negatively impact the Fund’s or the Underlying Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, an Underlying Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent an Underlying Fund borrows money to finance its investments, the Underlying Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Underlying Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Underlying Fund’s financial condition and results.

In addition, a decline in the prices of the debt an Underlying Fund owns could adversely affect the Underlying Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Underlying Fund invests to service debt, which could materially impact the Underlying Fund.

SOFR Risk. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Annual Report | June 30, 2025	83

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Prepayment and Extension Risk of Mortgage-Backed Securities: In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Commercial Mortgage-Backed Securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Residual and Equity Tranches. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool. The Fund’s exposure to lower tranches of non-agency mortgage-backed securities may be greater than those set out in the Fund’s investment limits as a result of any investments in such securities by the Underlying Funds in which the Fund invests.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Interest and Principal Only Securities Risk. The Fund may invest in “stripped mortgage-backed securities,” which pay to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Mortgage Market/Sub-Prime Risk. The residential mortgage market in the United States has experienced difficulties that, when present, may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime loans, which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and second-lien mortgage loans), and a decline in or flattening of housing values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. During periods of market difficulties reduced investor demand and increased investor yield requirements have at times caused limited liquidity in the secondary market for mortgage-related securities, reducing the value of such securities.

Corporate Debt Securities Risk. The Fund and Underlying Funds may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Annual Report | June 30, 2025	85

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in CEFs as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEFs, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a CEF purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Fund may invest in BDCs as a principal part of the Tactical Closed-End Fund Strategy. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Underlying Fund Risks. The expenses of the Fund will generally be higher than the direct expenses of other fund shares because the Fund indirectly bears fees and expenses charged by the Underlying Funds in which it invests, and the Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Additionally, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

The Fund’s investments in Underlying Funds may be restricted by certain provisions of the 1940 Act. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund). In matters upon which the Fund is solicited to vote as a shareholder of an Underlying Fund, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund.

SPAC Risks. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Private Debt Risk. In addition to the general risks of all debt, private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, valuation of such debt might be more difficult.

Annual Report | June 30, 2025	87

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Loan Risk. The Fund or an Underlying Fund’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

Asset-Backed Securities Risk. An investment in asset-backed securities involves the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Micro-, Small- and Medium-Sized Company Risks. The Fund, and the Underlying Funds in which it invests, may invest in securities without regard to market capitalization. Investments in securities of micro-, small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies also often trade in lower volumes, have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Since these stocks are often less well known, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Micro-, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations and other CDOs are privately offered and may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Subadviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REIT Risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The value of equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. By investing in REITs directly or indirectly through the Underlying Funds, the Fund indirectly bears its proportionate share of the expenses of the REITs, which are not included in the Fund’s expense table as acquired fund fees and expenses.

Annual Report | June 30, 2025	89

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Equity Securities Risk. Underlying Funds may invest in equity securities, which are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Underlying Funds have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by Underlying Funds may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stocks to decline.

Warrants Risks. The Fund and the Underlying Funds may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk, will also result in higher transaction costs and may result in higher taxes.

Reverse Repurchase Agreements Risks. The use by the Fund of reverse repurchase agreements involves many of the same risks associated with the Fund’s use of bank borrowings since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase, and that the securities may not be returned to the Fund. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Annual Report | June 30, 2025	91

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Sovereign Debt Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

U.S. Government Securities Risk. The Fund and the Underlying Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund or an Underlying Fund does not imply that the Fund’s or the Underlying Fund’s shares are guaranteed or that the price of the Fund’s or the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund or an Underlying Fund invests defaults, and the U.S. government does not stand behind the obligation, the Fund’s or an Underlying Fund’s share price or yield could fall. Securities of certain U.S. government sponsored entities are neither issued nor guaranteed by the U.S. government. All U.S. government obligations are subject to interest rate risk.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Municipal Securities Risk. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s or Underlying Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity and the rating of the issue. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal.

Rating Agency Risk. Ratings represent an NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Events Risks. The Fund or Underlying Funds may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, financial institution instability, trade disruption, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Annual Report | June 30, 2025	93

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s performance.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State's or municipality's financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these market effects might unfold. Since the prior disclosure date, the Fund has added the risk and disclosures related to climate change.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Annual Report | June 30, 2025	95

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Alternative Credit and Pass-Through Notes Risk. Alternative Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Alternative Credit investments will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. A substantial portion of the Alternative Credit in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Alternative Credit. With respect to Alternative Credit secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Alternative Credit. Furthermore, Alternative Credit may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent an Alternative Credit investment does not contain a cross-default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Alternative Credit investment will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Alternative Credit investment. If a borrower first defaults on debt obligations other than the Alternative Credit investment, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Alternative Credit investment if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Alternative Credit investments from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower. Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on an Alternative Credit investment after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Alternative Credit investment will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Alternative Credit investment, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all. As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms and are not direct obligations of the borrowers under the underlying Alternative Credit investment originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Alternative Credit investment timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator receives payments from the borrower on the loan). Accordingly, lenders assume all the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Alternative Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment

Platform Concentration Risk. The Fund may invest 25% or more of its Managed Assets in Alternative Credit originated from one or a limited number of platform(s). A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Alternative Credit in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. In addition, the fewer platforms through which the Fund invests, the greater the risks associated with those platforms changing their arrangements will become. For instance, the platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make the loans originated through such platforms unsuitable for investment by the Fund. Moreover, a platform may become involved in a lawsuit, which may adversely impact that platform’s performance and reputation and, in turn, the Fund’s portfolio performance. An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Platform Reliance Risk. The Fund is dependent on the continued success of the platforms that originate the Fund’s Alternative Credit Instruments and the Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Alternative Credit investments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Alternative Credit originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations. The Fund may have limited knowledge about the underlying Alternative Credit in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Alternative Credit Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Alternative Credit investment and borrower. Each of the platforms from which the Fund will purchase Alternative Credit Instruments retains an independent auditor to conduct audits on a routine basis.

Structural Risks:

Market Discount. Common stock of CEFs frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in CEFs.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which could cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

Annual Report | June 30, 2025	97

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive to for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Annual Report | June 30, 2025	99

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2027. Has served since 2016.	Founder, Special Counsel, Osprey Law Firm, P.A. (formerly known as the Law Office of John K. Carter, P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (15 funds) (2016 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2018.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2027. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	8	N/A

Annual Report | June 30, 2025	101

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

1.	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
2.	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2026. Has served since 2016.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2026. Has served since 2018.	Partner, Compoundr LLC (since 2025); President, Arbor Lane Advisors, Inc. (Since 2018); ClickIPO, Head of Capital Markets (2018-2019). Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022).	11	N/A
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2016.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A

Annual Report | June 30, 2025	103

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2016.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

1.	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
2.	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
3.	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.
4.	Jerry Raio is considered an “Interested” Director as defined in the 1940 Act, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2025 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the U.S. Securities and Exchange Commission ("SEC") on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund's Form N-PORT is available on the SEC's website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

For the fiscal year ended June 30, 2025, 78.54% of the distributions from net investment income for the RiverNorth Doubleline Strategic Opportunity Fund, Inc. were exempt from federal income tax.

The RiverNorth Closed End Funds designated the following for federal income tax purposes for the year ended June 30, 2025:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth DoubleLine Strategic Opportunity Fund	$0	$0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth DoubleLine Strategic Opportunity	0.00%	0.00%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2024 via Form 1099. The Funds will notify shareholders in early 2026 of amounts paid to them by the Funds, if any, during the calendar year 2025.

Annual Report | June 30, 2025	105

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

DoubleLine Capital LP

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Inspira Financial Trust, LLC

Independent Registered

Public Accounting Firm

KPMG LLP

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,750 and $82,000, respectively. For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 and $9,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $18,750 and $0, respectively. For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for assurance and related services by Cohen & Company, Ltd. (“Cohen”) that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,750 and $0, respectively. These fees are comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,300 and $10,300, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively. For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $15,000, respectively. These fees are comprised of fees relating to research regarding recognition and treatment of income.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2025 and June 30, 2024 were $0 and $0, respectively. For the fiscal years ended June 30, 2025 and June 30, 2024, KPMG and Cohen, respectively, did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

Lisa B. Mougin

David M. Swanson

(b)	Not applicable.

Item 6.	Investments.

(a)	A Summary Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form, and additional details are provided in the Schedule of Investments attached as Exhibit 19(d) hereto. Additionally attached as Exhibit 19(e) is the opinion rendered by KPMG, the fund’s independent registered public accounting firm.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the proxy voting policies and procedures of the Registrant.

Below is a description of the proxy voting policy and procedures of the Fund’s subadviser:

The Fund’s investment adviser, RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), has delegated proxy-voting authority to the Fund’s subadviser, DoubleLine Capital, LP (“DoubleLine” or the “Subadviser”). DoubleLine has adopted Proxy Voting, Corporate Actions and Class Actions Procedures designed to make sure that where clients have delegated proxy-voting authority to DoubleLine, proxies are voted in the best interest of such clients without regard to the interests of DoubleLine or related parties. DoubleLine currently uses Glass, Lewis & Co. (“Glass Lewis”) as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the guidelines (the “Guidelines”) in the Proxy Voting, Corporate Actions and Class Actions Procedures.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

The Adviser

Patrick W. Galley, CFA has served as a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund since its inception and the Alternative Credit Strategy since inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund since its inception and the Alternative Credit Strategy since inception. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

DoubleLine® Capital LP (the “Subadviser”)

Jeffrey E. Gundlach has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of the Subadviser. He is also the Chairman of the Subadviser’s Fixed Income Asset Allocation Committee. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

Jeffrey J. Sherman has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Sherman joined the Subadviser in December 2009. He is the Deputy Chief Investment Officer, participates on the Fixed Income Asset Allocation Committee and is a portfolio manager for derivative-based and multi-asset strategies. Mr. Sherman was previously a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a B.S. in Applied Mathematics from the University of the Pacific and a M.S. in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

(a)(2) As of June 30, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2025
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	13 $3.41B	0 $0	6 $1.09B	6 $1.09B	10 $93.71M	10 $93.71M
Stephen A. O’Neill	11 $3.40B	0 $0	6 $1.09B	6 $1.09B	10 $93.71M	10 $93.71M
Jeffrey E. Gundlach	29 $65.07B	0 $0	21 $6.75B	2 $566.37M	71 $18.68B	3 $1.77B
Jeffrey J. Sherman	20 $29.23B	0 $0	12 $3.16B	0 $0	16 $3.88B	0 $0

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

As of June 30, 2025, Messrs. Galley’s and O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Messrs. Galley and O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Subadviser Compensation

As of June 30, 2025, Mr. Gundlach’s and Mr. Sherman’s total compensation is determined by the Subadviser. The overall objective of the compensation program for portfolio managers employed by the Subadviser is for the Subadviser to attract competent and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Subadviser’s portfolio managers for their contribution to the success of their clients and the Subadviser. The Subadviser portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Subadviser.

●	Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.
●	Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
●	Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Subadviser, through direct ownership interests in the Subadviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Subadviser as a whole. Participation is generally determined in the discretion of the Subadviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Subadviser.
●	Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Subadviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Subadviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
●	Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Subadviser’s leadership criteria.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The underlying funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $100,000
Stephen A. O’Neill	$0
Jeffrey E. Gundlach	$0
Jeffrey J. Sherman	$0

(b)       Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	The Schedule of Investments is attached hereto.

(e)	Opinion of KPMG is attached hereto.

(f)	Consent of KPMG is attached hereto.

(g)	Consent of Cohen is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 5, 2025